UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — September 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Conservative Fund

Annual report
9 | 30 | 18

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Annual report
9 | 30 | 18

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

November 15, 2018

Dear Fellow Shareholder:

Global financial markets met with increased challenges as we entered the final quarter of 2018. After rising to record highs in the summer, U.S. stocks declined in October as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Fortunately, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The three portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 15.

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Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from Northeastern University. Jason joined Putnam in 1999 and has been in the investment industry since 1993.

In addition to Jason, your fund’s portfolio managers are James A. Fetch and Robert J. Schoen.

What was the market environment during the annual reporting period ended September 30, 2018?

Stock markets around the world advanced during the reporting period, though not without a few bouts of volatility from trade conflicts and geopolitical concerns. However, steady global growth and corporate earnings remained a positive backdrop for equity markets. A more hawkish-sounding U.S. Federal Reserve, trade-war jitters, and global political risks were not enough to dampen gains in international and U.S. equities during the trailing 12 months.

U.S. equity markets posted gains. Both the Dow Jones Industrial Average and the S&P 500 Index have now advanced in 11 of the past 12 quarters, and the Nasdaq marked its ninth consecutive quarterly gain. Stocks were lifted by strong economic growth and positive corporate earnings. The broad S&P 500 rose 17.9% during the reporting period and international stocks as measured by the MSCI EAFE Index [ND] returned 2.7% for the year. Markets did experience some downward pressure, particularly in February and March of 2018, but volatility generally remained low.

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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The U.S. economy remained healthy. The economy has continued to add jobs, and wages have been rising. The unemployment rate fell to 3.7% in September 2018, the lowest level since December 1969. Real U.S. gross domestic product increased at an annual rate of 4.2% in the second quarter, its best performance in nearly four years, and a gauge of consumer sentiment also reached new highs.

The dollar surged after the Fed raised rates three times this year and signaled that it is on track to hike one more time in 2018. The September interest-rate increase takes the federal funds rate to a range of 2% to 2.25%, and it is the eighth increase since the Fed began normalizing policy in December 2015. Across the Atlantic, the European Central Bank [ECB] confirmed that it will cut bond-buying in half in October 2018 and anticipates that new purchases will be halted by the end of the year.

How did bond markets perform?

Short-term interest rates continued to increase steadily during the past 12 months. The yield on the two-year U.S. Treasury bill traded above 2.8%, and the benchmark 10-year Treasury yield rose steadily to above the psychologically important 3% level in the final two weeks of the reporting period. As mentioned, the Fed raised short-term rates at the end of September, the third hike this year, and officials have penciled in another hike by the end of the year. U.S. economic strength, including a tightening labor market and an improving outlook for wage gains, also drove bond yields higher. High-yield bonds gained during the period, and spreads remained tight due to steady risk appetite from investors, though emerging-market debt came under pressure due to higher U.S. rates and a strong dollar. The Bloomberg Barclays U.S. Aggregate Bond Index finished slightly lower over these 12 months, with the steady move higher in interest rates causing negative total return.

How did Putnam Dynamic Asset Allocation Conservative Fund perform during the fiscal year?

Class A shares of the fund returned 3.17% over the trailing 12 months, and outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, an all-fixed-income index. The fund underperformed its secondary benchmark, the Putnam Conservative Blended Benchmark, which contains both stocks and bonds in similar allocations as the fund.

What strategies contributed to performance?

Relative to the secondary benchmark, our asset allocation strategies during the year were a small positive. We maintained a slightly overweight tactical position in equities relative to the custom benchmark allocations and held an out-of-benchmark position in commodities. Those positions were net positive contributors owing to the strength in equity markets and the rally in oil prices. Our slightly underweight position in high-yield fixed-income securities was a small detractor.

What strategies had an adverse impact?

Security selection was a very slight detractor during the period relative to the custom benchmark. Our U.S. large-cap stocks underperformed the broad market during the period, which resulted in a negative security selection impact. An active currency strategy, where we take positions in major currencies that we feel are over- or undervalued, also detracted over these 12 months. Some of this selection weakness was balanced by strategic global macro positions, which performed well.

Dynamic Asset Allocation Conservative Fund 7

How did the fund use derivatives?

The fund used futures and forward currency contracts to hedge among other things, market risk, interest-rate risk, and foreign exchange risk.

What is the outlook for the next year?

This year is turning out to be more mixed than 2017. Global growth prospects are expected to remain relatively stable for the remainder of 2018 and into next year. In our view, the U.S. economy is poised to expand further this year given indicators for consumer spending, corporate investment, and government fiscal stimulus. The labor market has remained strong as Americans saw wage gains accelerate and hiring improve. Meanwhile, U.S. inflation has remained benign, in our view. However, concerns about an escalation in the trade wars between the United States and other major economies has continued to plague markets around the world.

Despite strong underlying fundamentals, we believe stocks may be affected by continued trade tensions, the trajectory of U.S. interest rates, and geopolitical risks. At the September 2018 rate meeting, the Fed raised its projection for economic growth this year and next and provided a road map of what lies ahead through 2021. Along with the rate increase, the Federal Open Market Committee continued to project one more hike before the end of the year and three in 2019. The federal funds rate serves as the baseline for multiple forms of consumer debt as well as savings accounts and CD rates.

In terms of our investment strategies, we recently reduced our equities exposure to neutral. We are concerned that the markets are shrugging off risks from trade policies and tariffs. In addition, we believe companies are operating at near peak margins and the bar may be too high for 2019 company earnings. In credit, while fundamentals appear fair, high-yield bond spreads remain near their tightest levels of the year, skewing potential outcomes to the negative, in our view. For commodities, we are maintaining a slightly bullish outlook for the asset class as a whole although we have reduced our exposure from earlier in the year.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Conservative Fund

We expect bond yields in the United States and globally to continue rising over the next few years. However, we expect that we will increase our exposure over the short term if we believe that U.S. rates are rising too quickly. There is potential for Fed rate hikes to pressure risky assets, specifically U.S. equities, and drive people to the safety of Treasuries, in our view. We believe bond yields may also dip and prices rise if the weakness in emerging-market assets prompts investors to reduce their appetite for riskier assets or if U.S. economic data are weaker than anticipated.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

During the fiscal year, the fund increased its dividend on two occasions. The rate was first raised from $0.015 per class A share to $0.016 per share in November 2017 due to a higher level of income in the portfolio. In July 2018, the rate was further raised to $0.017.  Similar increases were made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Conservative Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/7/94)
Before sales charge	5.82%	90.95%	6.68%	30.33%	5.44%	17.22%	5.44%	3.17%
After sales charge	5.57	79.97	6.05	22.84	4.20	10.48	3.38	–2.76
Class B (2/18/94)
Before CDSC	5.56	80.38	6.08	25.53	4.65	14.54	4.63	2.33
After CDSC	5.56	80.38	6.08	23.53	4.32	11.54	3.71	–2.67
Class C (9/1/94)
Before CDSC	5.48	77.11	5.88	25.44	4.64	14.45	4.60	2.25
After CDSC	5.48	77.11	5.88	25.44	4.64	14.45	4.60	1.25
Class M (2/7/95)
Before sales charge	5.28	81.87	6.16	27.02	4.90	15.46	4.91	2.59
After sales charge	5.13	75.50	5.79	22.57	4.15	11.42	3.67	–1.00
Class P (8/31/16)
Net asset value	6.10	96.94	7.01	32.21	5.74	18.27	5.75	3.47
Class R (1/21/03)
Net asset value	5.64	87.64	6.50	28.59	5.16	16.30	5.16	2.91
Class R5 (7/2/12)
Net asset value	6.11	97.19	7.03	32.29	5.76	18.28	5.76	3.45
Class R6 (7/2/12)
Net asset value	6.12	97.86	7.06	32.65	5.81	18.39	5.79	3.40
Class Y (7/14/94)
Net asset value	6.09	96.46	6.99	31.89	5.69	17.98	5.67	3.39

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales

10 Dynamic Asset Allocation Conservative Fund

charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays U.S.
Aggregate Bond Index	5.08%	44.82%	3.77%	11.28%	2.16%	3.99%	1.31%	–1.22%
Putnam Conservative
Blended Benchmark*	—†	86.52	6.43	29.46	5.30	18.84	5.92	3.71
Lipper Mixed-Asset Target
Allocation Conservative	5.56	70.49	5.41	22.65	4.14	16.99	5.35	2.53
Funds category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/18, there were 347, 316, 278, 209, and 10 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,038 and $17,711, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,550. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $19,694, $18,764, $19,719, $19,786, and $19,646, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/18

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12	12
Income	$0.194		$0.113	$0.114	$0.140		$0.237	$0.165	$0.225	$0.230	$0.218
Capital gains
Long-term gains	0.060		0.060	0.060	0.060		0.060	0.060	0.060	0.060	0.060
Short-term gains	0.015		0.015	0.015	0.015		0.015	0.015	0.015	0.015	0.015
Total	$0.269		$0.188	$0.189	$0.215		$0.312	$0.240	$0.300	$0.305	$0.293
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/17	$10.79	$11.45	$10.71	$10.66	$10.67	$11.06	$10.83	$11.09	$10.83	$10.84	$10.83
9/30/18	10.86	11.52	10.77	10.71	10.73	11.12	10.89	11.17	10.90	10.90	10.90

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/17	1.02%	1.77%	1.77%	1.52%	0.62%	1.27%	0.73%	0.66%	0.77%
Annualized expense ratio for the
six-month period ended 9/30/18*	0.99%	1.74%	1.74%	1.49%	0.60%	1.24%	0.71%	0.64%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/18 to 9/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.03	$8.83	$8.83	$7.57	$3.05	$6.30	$3.61	$3.26	$3.77
Ending value (after expenses)	$1,028.20	$1,024.50	$1,023.60	$1,025.90	$1,030.20	$1,026.90	$1,029.60	$1,029.80	$1,030.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/18, use the following calculation method. To find the value of your investment on 4/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.01	$8.80	$8.80	$7.54	$3.04	$6.28	$3.60	$3.24	$3.75
Ending value (after expenses)	$1,020.10	$1,016.34	$1,016.34	$1,017.60	$1,022.06	$1,018.85	$1,021.51	$1,021.86	$1,021.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government

14 Dynamic Asset Allocation Conservative Fund

agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Bloomberg Barclays U.S Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Dynamic Asset Allocation Conservative Fund 15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2018, Putnam employees had approximately $508,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Conservative Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Conservative Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2018. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based,

18 Dynamic Asset Allocation Conservative Fund

in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

Dynamic Asset Allocation Conservative Fund 19

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated

20 Dynamic Asset Allocation Conservative Fund

their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	1st
Five-year period	1st

For the five-year period ended December 31, 2017, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2017, there were 351, 315 and 287 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Conservative Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Dynamic Asset Allocation Conservative Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Conservative Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Conservative Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Conservative Fund 23

The fund’s portfolio 9/30/18

COMMON STOCKS (44.9%)*	Shares	Value
Basic materials (1.7%)
Air Products & Chemicals, Inc.	7,700	$1,286,285
Anglo American PLC (United Kingdom)	38,953	874,790
ArcelorMittal SA (France)	34,585	1,076,152
Arkema SA (France)	4,676	579,282
BASF SE (Germany)	11,449	1,017,569
BHP Billiton, Ltd. (Australia)	13,984	350,052
BlueScope Steel, Ltd. (Australia)	64,479	791,415
Boliden AB (Sweden)	7,123	198,685
Cabot Corp.	4,800	301,056
Celanese Corp.	7,800	889,200
CIMIC Group, Ltd. (Australia)	5,944	220,674
Covestro AG (Germany)	12,260	994,420
Domtar Corp.	7,000	365,190
Evonik Industries AG (Germany)	15,617	559,376
HOCHTIEF AG (Germany)	970	160,824
Huntsman Corp.	38,300	1,042,909
Mitsubishi Chemical Holdings Corp. (Japan)	52,700	504,412
Mitsubishi Gas Chemical Co., Inc. (Japan)	10,100	215,032
Newmont Mining Corp.	33,900	1,023,780
Packaging Corp. of America	10,300	1,129,807
Rio Tinto PLC (United Kingdom)	26,630	1,346,731
Royal Gold, Inc.	3,400	262,004
Sealed Air Corp.	6,100	244,915
Sherwin-Williams Co. (The)	91	41,424
South32, Ltd. (Australia)	30,120	85,347
Taisei Corp. (Japan)	12,900	588,118
Univar, Inc. †	6,900	211,554
UPM-Kymmene OYJ (Finland)	13,485	529,199
W.R. Grace & Co.	8,800	628,848
Weyerhaeuser Co. R	32,100	1,035,867
		18,554,917
Capital goods (3.4%)
ACS Actividades de Construccion y Servicios SA (Spain)	17,512	745,789
AECOM †	8,800	287,408
Allison Transmission Holdings, Inc.	23,600	1,227,436
Avery Dennison Corp.	8,783	951,638
BAE Systems PLC (United Kingdom)	8,758	71,893
Berry Plastics Group, Inc. †	15,671	758,320
Boeing Co. (The)	23,300	8,665,270
BWX Technologies, Inc.	8,178	511,452
CAE, Inc. (Canada)	584	11,855
Crown Holdings, Inc. †	1,066	51,168
Cummins, Inc.	14,400	2,103,408
Dassault Aviation SA (France)	41	75,879
Faurecia SA (France)	13,285	799,609
Gardner Denver Holdings, Inc. †	9,600	272,064
General Dynamics Corp.	304	62,235
HD Supply Holdings, Inc. †	9,800	419,342

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.9%)* cont.	Shares	Value
Capital goods cont.
Hitachi, Ltd. (Japan)	32,800	$1,114,311
Honeywell International, Inc.	20,000	3,328,000
Huntington Ingalls Industries, Inc.	45	11,524
Ingersoll-Rand PLC	19,400	1,984,620
L3 Technologies, Inc.	1,117	237,497
Lockheed Martin Corp.	7,000	2,421,720
MAN SE (Germany)	580	63,065
Northrop Grumman Corp.	10,646	3,378,721
Pentair PLC	14,400	624,240
Raytheon Co.	10,356	2,140,171
Republic Services, Inc.	10,100	733,866
Safran SA (France)	302	42,322
Sandvik AB (Sweden)	59,628	1,058,388
Singapore Technologies Engineering, Ltd. (Singapore)	26,200	68,229
SKF AB Class B (Sweden)	22,914	452,097
Teledyne Technologies, Inc. †	1,100	271,348
Tervita Corp. (Canada) †	59	407
Vinci SA (France)	9,099	866,492
WABCO Holdings, Inc. †	3,400	400,996
Waste Management, Inc.	17,488	1,580,216
		37,792,996
Communication services (1.1%)
ARRIS International PLC †	10,272	266,969
AT&T, Inc.	1,744	58,564
BT Group PLC (United Kingdom)	32,291	94,824
KDDI Corp. (Japan)	44,500	1,229,409
Millicom International Cellular SA SDR (Sweden)	342	19,645
Nippon Telegraph & Telephone Corp. (Japan)	23,300	1,052,416
NTT DoCoMo, Inc. (Japan)	25,000	672,197
Swisscom AG (Switzerland)	629	285,467
Verizon Communications, Inc.	161,402	8,617,252
Zayo Group Holdings, Inc. †	579	20,103
		12,316,846
Conglomerates (0.3%)
AMETEK, Inc.	11,600	917,792
Danaher Corp.	1,102	119,743
Marubeni Corp. (Japan)	101,000	924,485
Mitsui & Co., Ltd. (Japan)	52,200	928,270
		2,890,290
Consumer cyclicals (6.5%)
ABC-Mart, Inc. (Japan)	4,900	272,558
Amazon.com, Inc. †	3,521	7,052,563
Aramark	169	7,270
Aristocrat Leisure, Ltd. (Australia)	7,387	151,861
Automatic Data Processing, Inc.	15,500	2,335,230
Berkeley Group Holdings PLC (The) (United Kingdom)	3,864	185,287
Booking Holdings, Inc. †	15	29,760
Booz Allen Hamilton Holding Corp.	13,700	679,931
Caesars Entertainment Corp. †	2,538	26,015

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (44.9%)* cont.	Shares	Value
Consumer cyclicals cont.
Carnival Corp.	30,100	$1,919,477
Crown, Ltd. (Australia)	31,310	309,838
Dai Nippon Printing Co., Ltd. (Japan)	5,300	123,241
Daimler AG (Registered Shares) (Germany)	545	34,391
Dollar General Corp.	8,900	972,770
Dollar Tree, Inc. †	6,900	562,695
Ecolab, Inc.	154	24,144
Extended Stay America, Inc. (Units)	23,100	467,313
Fiat Chrysler Automobiles NV (Italy) †	35,524	624,617
FleetCor Technologies, Inc. †	5,900	1,344,256
Ford Motor Co.	245,532	2,271,171
Galaxy Entertainment Group, Ltd. (Hong Kong)	123,000	780,107
Hermes International (France)	1,711	1,133,530
Hilton Worldwide Holdings, Inc.	19,100	1,542,898
Home Depot, Inc. (The)	38,601	7,996,197
Hyatt Hotels Corp. Class A	6,281	499,905
InterContinental Hotels Group PLC (United Kingdom)	269	16,759
ISS A/S (Denmark)	411	14,462
John Wiley & Sons, Inc. Class A	82	4,969
KAR Auction Services, Inc.	11,800	704,342
Kering SA (France)	571	306,089
Kimberly-Clark Corp.	740	84,094
Kingfisher PLC (United Kingdom)	13,640	45,868
Las Vegas Sands Corp.	23,000	1,364,590
Liberty SiriusXM Group Class A †	7,500	325,800
Lowe’s Cos., Inc.	1,019	117,002
lululemon athletica, Inc. (Canada) †	15,700	2,551,093
Madison Square Garden Co. (The) Class A †	1,500	472,980
Marriott International, Inc./MD Class A	40	5,281
Mastercard, Inc. Class A	6,300	1,402,443
Mazda Motor Corp. (Japan)	4,800	57,624
Michael Kors Holdings, Ltd. †	25,187	1,726,821
Moncler SpA (Italy)	12,539	540,117
Namco Bandai Holdings, Inc. (Japan)	2,000	77,715
News Corp. Class A	25,146	331,676
Next PLC (United Kingdom)	1,401	100,324
Nissan Motor Co., Ltd. (Japan)	7,000	65,521
Owens Corning	15,200	824,904
Pearson PLC (United Kingdom)	42,081	488,151
Peugeot SA (France)	35,406	954,942
ProSiebenSat.1 Media SE (Germany)	21,477	557,816
PVH Corp.	13,257	1,914,311
Ralph Lauren Corp.	3,200	440,160
Randstad Holding NV (Netherlands)	4,459	238,044
Ross Stores, Inc.	28,262	2,800,764
Royal Caribbean Cruises, Ltd.	16,600	2,157,004
RTL Group SA (Belgium)	2,545	181,577
Scotts Miracle-Gro Co. (The) Class A	109	8,582
Secom Co., Ltd. (Japan)	200	16,303

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.9%)* cont.	Shares	Value
Consumer cyclicals cont.
ServiceMaster Global Holdings, Inc. †	7,800	$483,834
Signet Jewelers, Ltd. S	11,000	725,230
Sony Corp. (Japan)	16,100	987,085
Suzuki Motor Corp. (Japan)	2,440	139,760
Tapestry, Inc.	4,100	206,107
Taylor Wimpey PLC (United Kingdom)	379,660	850,151
Tiffany & Co.	15,600	2,011,932
TJX Cos., Inc. (The)	1,129	126,471
Toll Brothers, Inc.	22,600	746,478
Total System Services, Inc.	11,000	1,086,140
Toyota Motor Corp. (Japan)	28,400	1,773,438
TUI AG (Germany)	36,772	705,988
Twenty-First Century Fox, Inc.	20,300	930,146
VF Corp.	16,900	1,579,305
Visteon Corp. †	5,000	464,500
Volvo AB (Sweden)	58,534	1,034,689
Walt Disney Co. (The)	33,052	3,865,101
Wolters Kluwer NV (Netherlands)	2,659	165,723
Worldpay, Inc. Class A †	508	51,445
Wyndham Destinations, Inc.	27,700	1,201,072
Yamada Denki Co., Ltd. (Japan)	1,400	7,085
		71,386,833
Consumer staples (3.5%)
Altria Group, Inc.	454	27,381
Ashtead Group PLC (United Kingdom)	13,202	419,347
Associated British Foods PLC (United Kingdom)	16,868	503,474
Bright Horizons Family Solutions, Inc. †	33	3,889
Carlsberg A/S Class B (Denmark)	579	69,449
Coca-Cola Amatil, Ltd. (Australia)	51,973	366,670
Coca-Cola Co. (The)	94,800	4,378,812
Coca-Cola European Partners PLC (United Kingdom)	1,276	58,020
ConAgra Foods, Inc.	31,400	1,066,658
Constellation Brands, Inc. Class A	481	103,713
Estee Lauder Cos., Inc. (The) Class A	14,500	2,107,140
Henkel AG & Co. KGaA (Preference) (Germany)	582	68,283
Hershey Co. (The)	13,684	1,395,768
Imperial Brands PLC (United Kingdom)	33,193	1,155,575
Ingredion, Inc.	5,241	550,095
ITOCHU Corp. (Japan)	55,100	1,008,695
J Sainsbury PLC (United Kingdom)	192,760	808,501
Japan Tobacco, Inc. (Japan)	2,600	67,872
Kao Corp. (Japan)	5,200	419,863
Keurig Dr Pepper, Inc.	7,300	169,141
Kirin Holdings Co., Ltd. (Japan)	8,100	207,526
Koninklijke Ahold Delhaize NV (Netherlands)	43,572	999,139
L’Oreal SA (France)	2,797	674,497
Liberty Expedia Holdings, Inc. Class A †	111	5,221
LKQ Corp. †	18,800	595,396
ManpowerGroup, Inc.	7,500	644,700

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (44.9%)* cont.	Shares	Value
Consumer staples cont.
Marine Harvest ASA (Norway)	17,929	$415,360
McDonald’s Corp.	740	123,795
Molson Coors Brewing Co. Class B	17,400	1,070,100
Mondelez International, Inc. Class A	69,200	2,972,832
Monster Beverage Corp. †	784	45,692
Nestle SA (Switzerland)	8,807	734,246
PepsiCo, Inc.	48,173	5,385,741
Pinnacle Foods, Inc.	10,594	686,597
Pola Orbis Holdings, Inc. (Japan)	8,900	325,075
Procter & Gamble Co. (The)	14,436	1,201,508
Swedish Match AB (Sweden)	12,569	643,484
Sysco Corp.	35,639	2,610,557
Unicharm Corp. (Japan)	500	16,538
US Foods Holding Corp. †	1,017	31,344
Walgreens Boots Alliance, Inc.	39,800	2,901,420
WH Group, Ltd. (Hong Kong)	312,000	219,602
WM Morrison Supermarkets PLC (United Kingdom)	40,286	136,208
Woolworths Group, Ltd. (Australia)	40,736	826,844
		38,221,768
Energy (2.4%)
ConocoPhillips	55,600	4,303,440
Equinor ASA (Norway)	40,581	1,144,321
Exxon Mobil Corp.	1,259	107,040
Halcon Resources Corp. †	2,658	11,881
Halliburton Co.	69,200	2,804,676
Marathon Petroleum Corp.	956	76,451
MWO Holdings, LLC (Units) F	42	3,402
Nine Point Energy F	540	7,798
Occidental Petroleum Corp.	45,664	3,752,211
OMV AG (Austria)	8,014	450,252
ONEOK, Inc.	16,200	1,098,198
PBF Energy, Inc. Class A	20,300	1,013,173
Phillips 66	288	32,463
Repsol SA (Spain)	56,211	1,120,253
Royal Dutch Shell PLC Class A (United Kingdom)	1,399	48,075
Royal Dutch Shell PLC Class B (United Kingdom)	25,267	885,569
SandRidge Energy, Inc. †	1,404	15,261
TOTAL SA (France)	30,704	1,990,635
Valero Energy Corp.	44,882	5,105,328
Williams Cos., Inc. (The)	79,000	2,148,010
Woodside Petroleum, Ltd. (Australia)	3,142	87,623
		26,206,060
Financials (8.1%)
3i Group PLC (United Kingdom)	45,017	552,251
ABN AMRO Group NV GDR (Netherlands)	34,502	939,373
Aegon NV (Netherlands)	14,757	95,743
Ageas (Belgium)	1,294	69,576
AGNC Investment Corp. R	12,050	224,492
Allianz SE (Germany)	7,071	1,576,279

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.9%)* cont.	Shares	Value
Financials cont.
Allstate Corp. (The)	749	$73,926
Ally Financial, Inc.	38,800	1,026,260
American Express Co.	1,121	119,375
American Financial Group, Inc.	3,400	377,298
American Homes 4 Rent R	20,713	453,408
Ameriprise Financial, Inc.	12,600	1,860,516
Annaly Capital Management, Inc. R	3,501	35,815
Apartment Investment & Management Co. Class A R	9,200	405,996
Apple Hospitality REIT, Inc. R	14,779	258,485
Assurant, Inc.	7,000	755,650
Athene Holding, Ltd. Class A †	10,800	557,928
Aviva PLC (United Kingdom)	163,716	1,044,532
Axis Capital Holdings, Ltd.	4,000	230,840
Bank of Montreal (Canada)	1,034	85,288
Bank of Nova Scotia (The) (Canada)	1,411	84,104
BB&T Corp.	98	4,757
Berkshire Hathaway, Inc. Class B †	16	3,426
BGC Partners, Inc. Class A	26,600	314,412
Brandywine Realty Trust R	16,882	265,385
Brixmor Property Group, Inc. R	34,100	597,091
Broadridge Financial Solutions, Inc.	7,115	938,824
Camden Property Trust R	240	22,457
Canadian Imperial Bank of Commerce (Canada)	853	79,928
Capital One Financial Corp.	20,100	1,908,093
CBRE Group, Inc. Class A †	16,500	727,650
Cheung Kong Property Holdings, Ltd. (Hong Kong)	145,500	1,091,945
Chimera Investment Corp. R	891	16,154
CIT Group, Inc.	20,600	1,063,166
Citigroup, Inc.	119,500	8,572,930
CME Group, Inc.	282	47,999
CoreLogic, Inc. †	4,490	221,851
Corporate Office Properties Trust R	322	9,605
Daiwa Securities Group, Inc. (Japan)	20,000	121,669
Deutsche Boerse AG (Germany)	1,315	176,191
Discover Financial Services	21,800	1,666,610
DNB ASA (Norway)	41,318	869,385
Douglas Emmett, Inc. R	6,900	260,268
Duke Realty Corp. R	21,511	610,267
E*Trade Financial Corp. †	39,700	2,079,883
Empire State Realty Trust, Inc. Class A R	11,335	188,274
EPR Properties R	304	20,797
Equity Commonwealth † R	237	7,605
Equity Lifestyle Properties, Inc. R	3,300	318,285
Equity Residential Trust R	20,241	1,341,169
Eurazeo SA (France)	722	56,877
Fifth Third Bancorp	56,500	1,577,480
First Hawaiian, Inc.	9,900	268,884
Gaming and Leisure Properties, Inc. R	9,281	327,155
Goldman Sachs Group, Inc. (The)	7,500	1,681,800

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (44.9%)* cont.	Shares	Value
Financials cont.
Hang Seng Bank, Ltd. (Hong Kong)	30,900	$839,173
Hartford Financial Services Group, Inc. (The)	28,000	1,398,880
HCP, Inc. R	33,000	868,560
Henderson Land Development Co., Ltd. (Hong Kong)	53,000	266,410
Highwoods Properties, Inc. R	8,035	379,734
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	6,700	191,713
HSBC Holdings PLC (United Kingdom)	21,396	186,791
Hudson Pacific Properties, Inc. R	8,915	291,699
Intercontinental Exchange, Inc.	116	8,687
Japan Post Bank Co., Ltd. (Japan)	4,900	57,919
Jones Lang LaSalle, Inc.	3,100	447,392
JPMorgan Chase & Co.	101,078	11,405,642
Kerry Properties, Ltd. (Hong Kong)	44,500	150,923
Legal & General Group PLC (United Kingdom)	302,744	1,034,632
Liberty Property Trust R	8,779	370,913
Life Storage, Inc. R	2,800	266,448
Lincoln National Corp.	14,400	974,304
Lloyds Banking Group PLC (United Kingdom)	285,473	220,535
Loews Corp.	21,367	1,073,264
London Stock Exchange Group PLC (United Kingdom)	4,058	242,563
Macquarie Group, Ltd. (Australia)	11,674	1,063,595
Mediobanca Banca di Credito Finanziario SpA (Italy)	5,577	55,712
MetLife, Inc.	39,500	1,845,440
MFA Financial, Inc. R	1,142	8,394
Mizuho Financial Group, Inc. (Japan)	640,225	1,116,816
Morgan Stanley	63,300	2,947,881
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	2,047	453,350
National Bank of Canada (Canada)	1,450	72,419
New Residential Investment Corp. R	20,509	365,470
New World Development Co., Ltd. (Hong Kong)	12,000	16,371
Nomura Real Estate Holdings, Inc. (Japan)	8,500	171,616
Northern Trust Corp.	6,800	694,484
Old Republic International Corp.	1,091	24,417
ORIX Corp. (Japan)	63,000	1,021,352
Outfront Media, Inc. R	9,600	191,520
Paramount Group, Inc. R	15,100	227,859
Park Hotels & Resorts, Inc. R	18,393	603,658
Partners Group Holding AG (Switzerland)	1,078	855,129
Persimmon PLC (United Kingdom)	30,211	931,267
Piedmont Office Realty Trust, Inc. Class A R	411	7,780
PNC Financial Services Group, Inc. (The)	736	100,236
Popular, Inc. (Puerto Rico)	4,800	246,000
Principal Financial Group, Inc.	12,100	708,939
Prudential Financial, Inc.	21,700	2,198,644
Rayonier, Inc. R	6,800	229,908
Regions Financial Corp.	118,000	2,165,300
Reinsurance Group of America, Inc.	115	16,624
RenaissanceRe Holdings, Ltd.	2,400	320,592

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.9%)* cont.	Shares	Value
Financials cont.
Resona Holdings, Inc. (Japan)	170,700	$958,967
Santander Consumer USA Holdings, Inc.	20,300	406,812
Scentre Group (Australia) R	64,401	184,812
Schroders PLC (United Kingdom)	3,548	143,127
Senior Housing Properties Trust R	13,000	228,280
SL Green Realty Corp. R	8,500	829,005
Spirit MTA REIT † R	168	1,935
Spirit Realty Capital, Inc. R	70,087	564,901
Starwood Property Trust, Inc. R	18,141	390,394
Stockland (Units) (Australia) R	20,247	60,738
Sumitomo Mitsui Financial Group, Inc. (Japan)	30,593	1,234,813
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,500	308,660
Sun Communities, Inc. R	3,600	365,544
Sun Hung Kai Properties, Ltd. (Hong Kong)	23,000	334,936
SunTrust Banks, Inc.	598	39,940
Swedbank AB Class A (Sweden)	38,639	957,780
Swire Properties, Ltd. (Hong Kong)	23,000	87,113
Swiss Prime Site AG (Switzerland)	296	25,230
Swiss Re AG (Switzerland)	731	67,484
Synovus Financial Corp.	6,700	306,793
Toronto-Dominion Bank (Canada)	976	59,309
Travelers Cos., Inc. (The)	344	44,620
Two Harbors Investment Corp. R	872	13,019
U.S. Bancorp	41,158	2,173,554
UDR, Inc. R	567	22,924
United Overseas Bank, Ltd. (Singapore)	26,600	526,921
Vornado Realty Trust R	10,700	781,100
WP Carey, Inc. R	2,900	186,499
Zurich Insurance Group AG (Switzerland)	139	43,935
		88,971,507
Government (—%)
Poste Italiane SpA (Italy)	1,289	10,300
		10,300
Health care (5.9%)
AbbVie, Inc.	19,665	1,859,916
ABIOMED, Inc. †	5,100	2,293,725
Akorn, Inc. †	614	7,970
Alfresa Holdings Corp. (Japan)	12,600	337,124
Allergan PLC	3,160	601,917
Amgen, Inc.	16,382	3,395,825
Anthem, Inc.	15,288	4,189,676
Astellas Pharma, Inc. (Japan)	67,400	1,175,733
Baxter International, Inc.	27,674	2,133,389
Biogen, Inc. †	3,422	1,209,027
Boston Scientific Corp. †	56,561	2,177,599
Bristol-Myers Squibb Co.	54,988	3,413,655
Celgene Corp. †	9,941	889,620
Centene Corp. †	11,500	1,664,970
Charles River Laboratories International, Inc. †	4,776	642,563

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (44.9%)* cont.	Shares	Value
Health care cont.
Cigna Corp.	13,800	$2,873,850
Coloplast A/S Class B (Denmark)	576	58,901
Concordia International Corp. (Canada) †	214	4,309
Dentsply Sirona, Inc.	25,800	973,692
Eli Lilly & Co.	34,850	3,739,754
Fresenius Medical Care AG & Co., KGaA (Germany)	9,904	1,018,585
Gilead Sciences, Inc.	24,766	1,912,183
GlaxoSmithKline PLC (United Kingdom)	79,413	1,590,694
Hill-Rom Holdings, Inc.	2,800	264,320
Humana, Inc.	8,178	2,768,417
Intuitive Surgical, Inc. †	12	6,888
Ipsen SA (France)	1,740	292,529
Johnson & Johnson	35,431	4,895,501
Koninklijke Philips NV (Netherlands)	1,750	79,719
McKesson Corp.	15,500	2,056,075
Medipal Holdings Corp. (Japan)	14,100	294,236
Merck & Co., Inc.	54,599	3,873,253
Mettler-Toledo International, Inc. †	8	4,872
Mitsubishi Tanabe Pharma Corp. (Japan)	3,200	53,512
Novartis AG (Switzerland)	23,742	2,041,802
PerkinElmer, Inc.	113	10,992
Pfizer, Inc.	49,462	2,179,790
Roche Holding AG (Switzerland)	8,425	2,041,007
Shionogi & Co., Ltd. (Japan)	15,000	980,109
Siemens Healthineers AG (Germany) †	4,638	203,955
Sonic Healthcare, Ltd. (Australia)	623	11,218
Taisho Pharmaceutical Holdings Co., Ltd. (Japan)	400	48,900
Thermo Fisher Scientific, Inc.	41	10,007
UCB SA (Belgium)	7,523	676,057
UnitedHealth Group, Inc.	197	52,410
Vertex Pharmaceuticals, Inc. †	5,366	1,034,243
Waters Corp. †	1,500	292,020
WellCare Health Plans, Inc. †	4,200	1,346,058
Zoetis, Inc.	13,757	1,259,591
		64,942,158
Technology (9.6%)
Agilent Technologies, Inc.	29,100	2,052,714
Alphabet, Inc. Class A †	13,705	16,542,968
Amadeus IT Holding SA Class A (Spain)	12,086	1,122,877
Amdocs, Ltd.	11,804	778,828
Apple, Inc.	41,622	9,395,750
Applied Materials, Inc.	24,945	964,124
Avaya Holdings Corp. †	4,677	103,549
Black Knight, Inc. †	8,100	420,795
Brother Industries, Ltd. (Japan)	6,400	126,400
CA, Inc.	21,100	931,565
Cadence Design Systems, Inc. †	19,100	865,612
Capgemini SE (France)	5,008	630,296
CDK Global, Inc.	411	25,712

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.9%)* cont.	Shares	Value
Technology cont.
CGI Group, Inc. Class A (Canada) †	128	$8,253
Check Point Software Technologies, Ltd. (Israel) †	2,715	319,474
Cisco Systems, Inc.	185,573	9,028,126
Cognizant Technology Solutions Corp. Class A	29,136	2,247,842
Computershare, Ltd. (Australia)	4,800	69,220
Corning, Inc.	411	14,508
Dell Technologies, Inc. Class V †	14,608	1,418,729
Dun & Bradstreet Corp. (The)	5,200	741,052
eBay, Inc. †	2,673	88,262
F5 Networks, Inc. †	8,410	1,677,122
Facebook, Inc. Class A †	27,061	4,450,452
Fidelity National Information Services, Inc.	12,545	1,368,283
Fiserv, Inc. †	642	52,888
Fortinet, Inc. †	25,100	2,315,977
Fujitsu, Ltd. (Japan)	500	35,628
Genpact, Ltd.	341	10,438
Harris Corp.	343	58,039
Hoya Corp. (Japan)	17,800	1,057,472
HP, Inc.	85,074	2,192,357
IBM Corp.	21,200	3,205,652
Intuit, Inc.	16,228	3,690,247
Jabil, Inc.	10,500	284,340
Keysight Technologies, Inc. †	10,700	709,196
KLA-Tencor Corp.	15,100	1,535,821
Leidos Holdings, Inc.	6,200	428,792
Maxim Integrated Products, Inc.	625	35,244
Microsoft Corp.	54,576	6,241,857
MSCI, Inc.	4,400	780,604
NEC Corp. (Japan)	2,200	60,799
NetApp, Inc.	31,156	2,675,989
Nexon Co., Ltd. (Japan) †	9,800	128,085
NTT Data Corp. (Japan)	63,600	880,503
Nuance Communications, Inc. †	33,200	575,024
nVent Electric PLC (United Kingdom)	12,500	339,500
NVIDIA Corp.	30,000	8,430,600
NXP Semiconductors NV †	31	2,651
Oracle Corp.	109,500	5,645,820
Otsuka Corp. (Japan)	1,400	52,244
Palo Alto Networks, Inc. †	10,200	2,297,652
Red Hat, Inc. †	13,988	1,906,285
Rockwell Automation, Inc.	8,400	1,575,168
Synopsys, Inc. †	10,065	992,510
Texas Instruments, Inc.	15,941	1,710,310
Zebra Technologies Corp. Class A †	3,300	583,539
		105,883,744
Transportation (0.8%)
Aena SME SA (Spain)	4,515	783,700
Central Japan Railway Co. (Japan)	5,200	1,082,838
Copa Holdings SA Class A (Panama)	3,000	239,520

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (44.9%)* cont.	Shares	Value
Transportation cont.
Delta Air Lines, Inc.	53,000	$3,064,990
easyJet PLC (United Kingdom)	34,722	594,673
Expeditors International of Washington, Inc.	11,000	808,830
International Consolidated Airlines Group SA (Spain)	106,723	917,187
Japan Airlines Co., Ltd. (Japan)	12,100	434,927
Kansas City Southern	9,751	1,104,593
Kyushu Railway Co. (Japan)	6,600	200,986
Norfolk Southern Corp.	491	88,626
		9,320,870
Utilities and power (1.6%)
AES Corp.	53,900	754,600
Ameren Corp.	14,800	935,656
American Electric Power Co., Inc.	12,052	854,246
Atmos Energy Corp.	4,000	375,640
CenterPoint Energy, Inc.	34,700	959,455
CLP Holdings, Ltd. (Hong Kong)	74,000	866,351
CMS Energy Corp.	22,000	1,078,000
Duke Energy Corp.	897	71,778
Endesa SA (Spain)	13,762	297,358
Enel SpA (Italy)	196,315	1,005,634
ENGIE SA (France)	24,491	360,133
Eni SpA (Italy)	63,434	1,199,171
Entergy Corp.	23,400	1,898,442
Evergy, Inc.	8,900	488,788
Exelon Corp.	1,116	48,725
HK Electric Investments & HK Electric Investments, Ltd. (Units)
(Hong Kong)	72,000	72,659
Kinder Morgan, Inc.	123,404	2,187,953
NRG Energy, Inc.	42,700	1,596,980
OGE Energy Corp.	15,900	577,488
Pinnacle West Capital Corp.	7,200	570,096
SSE PLC (United Kingdom)	253	3,779
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	1,585
UGI Corp.	16,450	912,646
		17,117,163
Total common stocks (cost $416,648,567)		$493,615,452

	Principal
CORPORATE BONDS AND NOTES (24.0%)*	amount	Value
Basic materials (1.3%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$100,000	$107,000
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	45,000	45,731
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	105,000	100,013
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	35,000	37,975
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	130,000	151,106
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	110,000	101,338
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	85,000	87,975

34 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Basic materials cont.
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	$150,000	$158,438
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	130,000	125,613
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	205,000	209,039
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	80,000	76,900
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	115,000	113,131
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	265,000	258,349
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	220,000	224,013
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	200,000	206,006
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	110,000	97,350
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	830,000	824,433
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	50,000	48,215
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	80,000	84,839
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	55,000	57,452
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25	35,000	34,038
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	180,000	166,725
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	75,000	75,110
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	30,338
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	60,000	57,300
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	765,000	748,714
E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	315,000	318,179
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	315,000	298,856
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	85,000	81,175
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	90,000	95,850
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	50,000	45,500
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	260,000	255,775
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	500,000	503,065
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	511,000	490,795
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	95,000	98,088
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	79,000	80,383

Dynamic Asset Allocation Conservative Fund 35

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Basic materials cont.
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	$150,000	$143,018
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	320,000	322,844
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	405,000	371,838
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	50,000	54,375
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	60,000	61,650
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	85,000	84,788
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	14,000	14,631
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	70,000	71,582
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	55,000	53,900
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	33,000	32,790
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	40,000	34,900
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	35,000	29,225
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	105,000	97,781
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	220,000	214,940
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	75,000	76,781
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	120,000	124,127
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	520,000	475,887
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	231,376
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	100,000	100,750
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	125,000	124,063
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	432,994
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	210,000	203,664
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	90,000	105,975
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	35,000	34,825
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	30,000	28,575
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	60,000	61,260
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	4,000	4,059
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	40,000	39,200
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	15,000	16,425
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	130,000	130,975
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	120,000	117,300
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	115,000	110,544
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	45,000	41,625

36 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Basic materials cont.
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	$90,000	$86,625
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	145,000	146,697
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	80,000	82,900
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	125,000	126,376
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	70,000	71,313
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	767,000	681,361
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	988,000	929,163
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	575,000	746,699
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	175,000	225,957
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	260,000	328,840
Whiting Petroleum Corp. 144A sr. unsec. notes 7.875%, 7/15/26	80,000	79,000
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	90,000	94,725
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	80,000	86,900
		14,230,030
Capital goods (0.9%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	150,000	141,563
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	72,000	74,880
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	200,000	209,250
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	40,000	41,360
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	24,000	24,392
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	85,000	85,425
Berry Global, Inc. 144A notes 4.50%, 2/15/26	40,000	38,000
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	190,000	193,304
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	40,000	44,000
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	205,000	216,019
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	140,000	148,050
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	65,000	70,688
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	556,071
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	74,000	74,463
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	260,000	244,833
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	160,000	152,923

Dynamic Asset Allocation Conservative Fund 37

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	$60,000	$56,325
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	175,000	179,813
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	242,444
Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	150,000	154,109
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	175,000	169,094
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	385,492
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	575,000	551,524
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	95,000	94,288
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	860,000	808,677
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	165,000	169,950
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	480,000	474,787
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	60,000	61,500
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	195,000	217,219
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25	95,000	90,488
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	680,000	675,908
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	140,000	142,275
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	90,000	91,125
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	131,000	122,976
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	130,000	112,775
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	40,000	40,750
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	155,000	156,550
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	58,000	59,421
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	100,000	94,750
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,620,000	1,587,068
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	95,000	98,800
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	40,000	40,900
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	150,000	143,250
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	180,000	184,749
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	160,000	153,600
		9,675,828
Communication services (1.9%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,115,000	1,014,502
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	735,000	686,827
AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	360,000	364,188
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	518,032

38 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Communication services cont.
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	$568,000	$540,775
AT&T, Inc. 144A sr. unsec. notes 4.10%, 2/15/28	2,060,000	1,999,904
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	30,000	31,613
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	50,000	49,438
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	130,000	132,113
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	365,000	365,913
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	65,000	65,101
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	113,000	113,025
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	45,000	45,281
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	980,000	1,053,484
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	337,000	342,200
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	149,706
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	290,000	257,166
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	120,000	106,793
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	780,000	696,154
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	495,000	435,559
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	82,000	98,949
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	250,000	236,022
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	95,000	97,850
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	255,000	245,438
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	319,410
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	374,604
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	523,324
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	54,000	55,598
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	190,000	183,098
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	455,000	433,626
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	197,455
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	20,000	21,050
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	305,000	333,670
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	218,902

Dynamic Asset Allocation Conservative Fund 39

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Communication services cont.
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	$195,000	$174,769
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	75,000	75,000
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	35,000	27,290
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	90,000	80,100
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	145,000	137,025
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	245,000	243,775
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	4,000	4,210
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	215,000	227,631
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	135,000	174,038
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	585,000	603,302
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	970,000	993,787
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	19,000	19,570
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	410,000	395,509
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	32,000	32,160
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	27,000	28,215
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	39,000	39,242
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	195,000	210,356
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	214,000	226,305
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	335,000	349,003
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	20,560
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	60,000	59,775
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	30,000	29,869
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	100,000	94,125
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	40,000	38,175
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	440,511
Telefonica Emisiones SAU company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,235,000	1,150,257
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	775,000	755,767
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	1,110,000	1,115,061

40 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Communication services cont.
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	$129,000	$132,225
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	275,000	269,500
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	370,000	364,534
Windstream Services, LLC/Windstream Finance Corp. 144A
company guaranty sub. notes 9.00%, 6/30/25	83,000	64,118
		20,882,534
Conglomerates (0.3%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,945,000	2,904,121
		2,904,121
Consumer cyclicals (2.5%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,048,000	1,604,960
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	300,000	281,609
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,173,741
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	100,000	95,750
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	95,000	90,963
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	13,000	13,098
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	40,000	38,300
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	30,000	30,075
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	45,000	45,844
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	675,000	691,898
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	690,000	689,561
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	170,000	169,927
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	605,000	586,206
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	45,000	45,338
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	40,000	42,020
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	30,000	30,863
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	40,000	42,300
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	65,000	65,306
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	90,000	91,800
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	298,000	266,623

Dynamic Asset Allocation Conservative Fund 41

		Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.		amount	Value
Consumer cyclicals cont.
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45		$353,000	$333,446
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26		136,000	133,291
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		185,000	177,781
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		40,000	40,200
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		17,000	16,724
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		59,000	59,295
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		190,000	193,325
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		235,000	222,663
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		155,000	147,638
Delta Merger Sub., Inc. 144A sr. unsec. notes 6.00%, 9/15/26		15,000	15,188
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		80,000	82,000
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		25,000	24,344
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23		400,000	390,528
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26		1,390,000	1,286,690
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		25,000	26,313
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26		861,000	810,324
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		60,000	60,415
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		1,239,000	1,164,233
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		200,000	194,532
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		95,000	91,895
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		85,000	86,275
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		50,000	50,776
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		45,000	44,606
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	70,000	55,542
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		$60,000	58,313
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,000,000	985,730
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41		300,000	373,484
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		475,000	465,382
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		190,000	188,100
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		675,000	696,487
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †		54,000	40,635

42 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Consumer cyclicals cont.
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	$50,000	$50,063
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	940,000	954,100
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	25,000	24,000
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,469,000	1,471,195
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	50,000	46,375
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	165,000	151,388
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	210,000	231,042
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	155,000	160,425
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	35,000	37,149
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	60,000	54,675
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	70,000	64,575
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	902,000	837,414
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	25,000	26,031
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	60,000	60,258
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	110,000	112,750
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	60,000	58,800
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	85,000	85,850
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	25,000	25,250
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	75,000	72,540
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	145,000	148,625
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	50,000	52,563
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	65,000	65,975
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	45,000	47,531
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	205,000	213,200
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	40,000	32,600
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21	65,835	43,410
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	125,000	122,344
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	60,000	58,800

Dynamic Asset Allocation Conservative Fund 43

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	$175,000	$170,625
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	885,000	840,542
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	40,000	40,400
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	37,000	37,278
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	75,000	72,353
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	53,000	53,994
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	55,000	53,471
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	45,000	44,100
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	40,000	28,750
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	115,000	123,769
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	205,000	203,975
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	120,000	118,762
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	95,000	95,351
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	130,000	129,675
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	355,000	364,178
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	70,000	70,433
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	320,000	338,800
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	210,000	205,538
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	58,000	60,175
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	900,000	864,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	140,000	138,600
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	175,000	170,625
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	35,000	35,350
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	3,000	3,075
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	30,600
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	120,000	119,850
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	810,000	762,413
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	9,237
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	90,000	85,023

44 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Consumer cyclicals cont.
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	$875,000	$836,990
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	463,000	419,833
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	13,875
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
2.00%, 10/24/18	486,000	485,871
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	90,000	89,325
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	40,000	40,700
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	115,000	107,525
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	120,000	118,615
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	77,000	74,498
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	165,000	159,225
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	80,000	80,000
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	30,000	29,775
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	70,000	68,688
Wyndham Destinations, Inc. sr. unsec. unsub. bonds 5.75%, 4/1/27	41,000	38,643
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	85,000	84,150
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	210,000	195,038
		28,034,958
Consumer staples (1.3%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	130,000	124,475
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	25,000	25,031
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	90,000	85,275
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	128,000	129,393
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	1,285,000	1,277,650
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	1,658,000	1,676,770
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	1,093,000	1,062,063
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	780,000	768,674
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	500,000	482,769
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	125,000	126,250

Dynamic Asset Allocation Conservative Fund 45

		Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.		amount	Value
Consumer staples cont.
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		$885,000	$840,750
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		175,000	179,879
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		85,000	76,925
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26		340,000	308,671
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		43,671	46,317
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		233,443	229,835
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		50,000	46,938
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22		135,000	157,036
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	100,000	108,396
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45		$385,000	362,297
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37		300,000	375,701
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42		363,000	396,854
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		80,000	59,600
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		135,000	141,518
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		140,000	142,013
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		135,000	129,600
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		80,000	79,700
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		80,000	79,350
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		60,000	57,675
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46		450,000	397,439
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.82%), 3.161%, 8/10/22		730,000	733,693
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		472,000	462,560
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		25,000	24,438
Maple Escrow Subsidiary, Inc. 144A company guaranty sr. unsec.
notes 4.597%, 5/25/28		1,352,000	1,357,306
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		110,000	109,461
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28		90,000	84,600
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28		65,000	64,756
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26		1,125,000	1,069,997
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46		405,000	365,195
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		160,000	143,400
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26		55,000	52,192
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21		400,000	397,486
			14,839,928

46 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy (2.2%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	$225,000	$213,750
Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95%, 6/15/19	185,000	189,896
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	20,000	20,475
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	43,000	43,550
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	77,000	78,194
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	151,000	148,640
Apergy Corp. 144A sr. unsec. notes 6.375%, 5/1/26	140,000	143,850
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	60,000	67,500
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	40,000	39,850
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	45,000	42,975
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	445,000	423,565
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	715,000	683,940
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	325,000	322,114
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.366%, 9/19/19 (United Kingdom)	370,000	366,159
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	65,000	62,075
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	55,000	52,525
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	200,000	210,250
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	485,000	486,819
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	40,000	40,800
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	80,000	82,500
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	20,000	19,475
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	820,000	814,881
Comstock Escrow Corp. 144A sr. unsec. notes 9.75%, 8/15/26	115,000	114,747
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	55,000	52,497
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	145,000	143,183
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	50,000	49,033
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	20,000	20,290
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	65,000	66,144

Dynamic Asset Allocation Conservative Fund 47

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy cont.
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	$155,000	$157,131
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	105,000	102,375
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	45,000	45,844
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	60,000	64,200
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	60,000	58,500
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	94,000	101,638
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	50,000	51,500
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	160,000	163,200
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	45,000	45,056
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	165,000	165,000
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	55,000	55,000
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	940,000	900,051
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	120,000	127,998
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	140,000	154,626
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	120,000	124,634
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	75,000	74,438
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	690,000	664,908
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	74,000	72,798
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	103,000	84,975
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	65,000	49,725
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	30,000	30,225
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	90,000	92,138
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	555,000	520,042
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	170,000	192,386
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	140,000	161,699
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	180,000	181,800
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	160,000	163,600
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	145,000	140,288
Jagged Peak Energy, LLC 144A company guaranty sr. unsec. notes
5.875%, 5/1/26	110,000	109,450

48 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy cont.
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	$200,000	$198,750
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	125,000	146,271
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	15,000	13,688
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	35,000	31,850
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	60,000	59,400
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	153,000	156,580
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	155,000	148,593
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	15,000	14,735
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	80,000	83,500
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	30,000	31,088
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	75,000	74,438
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	40,000	41,500
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	25,000	25,563
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	67,000	68,171
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	90,000	91,575
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	870,000	884,975
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	198,411
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	1,576,000	1,595,936
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	283,000	268,850
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,405,000	1,410,269
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	444,000	458,430
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	220,000	202,125
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	61,000	56,730
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	270,000	58,050
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	900,000	929,101
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	150,000	149,400
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/24/22 (Mexico)	265,000	268,048
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	887,000	829,345
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	75,000	77,063

Dynamic Asset Allocation Conservative Fund 49

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy cont.
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	$100,000	$102,875
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	24,326
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	20,000	19,450
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	355,000	344,376
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	128,816
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	352,000	361,571
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	130,000	132,600
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	45,000	45,630
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	75,000	72,188
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	35,000	36,181
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	15,000	2
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	54,000	5
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	980,000	930,734
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	140,000	138,061
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	35,000	36,181
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	40,000	38,950
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	60,000	62,325
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	57,000	58,710
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	320,145
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	488,000	485,245
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	85,000	85,744
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	45,000	45,000
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	510,000	495,976
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	410,000	390,013
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	45,000	45,675
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	165,000	163,350
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	85,000	87,763
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	55,000	54,656
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	45,000	43,425
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	150,000	147,000

50 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy cont.
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	$25,000	$23,625
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	85,000	88,400
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	95,000	126,584
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	4,000	4,820
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	627,000	630,615
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	60,000	68,100
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	70,000	70,875
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	26,000	26,943
		24,364,272
Financials (7.9%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	605,000	595,788
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	450,000	441,296
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	14,652
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	520,000	512,481
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,145,000	1,057,350
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	50,000	50,375
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	45,000	46,575
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	130,000	157,463
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	24,000	25,440
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	460,000	474,950
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	30,000	30,300
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	515,000	532,273
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	231,000	289,905
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,359,161
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	755,000	740,250
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	207,000
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	255,000	269,025
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	189,720
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	401,474
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	303,000	317,393
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	26,988
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,355,000	2,184,353
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	290,000	283,788

Dynamic Asset Allocation Conservative Fund 51

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 3.094%, 9/15/26	$100,000	$96,378
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,002,558
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	420,000	418,324
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	85,000	79,419
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	280,000	272,996
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	780,000	766,270
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05%,
10/30/18 (Canada)	509,000	508,891
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	860,000	840,012
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	151,000	151,722
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	235,000	240,531
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	203,095
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	895,000	875,305
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	146,527
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	285,000	295,950
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	328,000	347,406
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	130,000	127,035
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	132,000	137,174
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	228,000	232,502
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	72,000	73,350
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	301,000	307,020
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	45,000	45,900
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	405,000	383,929
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	885,000	873,495
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	2,690,000	2,611,560
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	268,243
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	385,000	380,552
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	340,000	342,249
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	990,000	976,681
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	100,000	102,250
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,010,000	943,882
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,135,000	1,120,476
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,110,000	1,080,661
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	590,000	662,411
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	30,000	31,425
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	67,000	67,586

52 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	$250,000	$231,868
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	225,000	221,906
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	870,000	846,147
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,275,000	1,222,183
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	615,000	614,494
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	450,000	450,428
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	90,000	87,075
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,195,000	1,178,148
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	190,000	192,691
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	93,000	91,140
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	353,393
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	85,000	82,450
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	120,000	116,400
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 3.373%, 11/15/25 (Ireland)	914,000	870,101
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	1,080,000	1,052,861
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	75,000	78,094
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,205,000	1,187,355
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,035,000	1,974,337
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,870,000	1,839,977
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	615,000	612,223
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	160,000	167,331
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	681,000	624,427
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	35,000	34,083
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	277,017
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	155,000	151,958
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	115,000	115,151
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	565,000	566,791
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	540,000	534,396
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	65,000	66,544
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	65,000	66,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	30,000	30,545

Dynamic Asset Allocation Conservative Fund 53

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	$57,000	$57,713
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	355,000	373,775
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	44,000	46,585
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	40,000	40,300
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	45,000	44,325
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	80,000	82,800
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	376,000	384,460
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	2,278,960
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,499,245
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	485,000	483,635
KeyCorp sr. unsec. unsub. notes Ser. MTN, 1.86%, 12/13/18	618,000	618,009
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	250,000	248,220
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	525,000	552,817
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	227,000	265,590
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48
(United Kingdom)	292,000	253,835
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	425,000	417,468
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	145,000	141,556
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	410,000	405,445
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	830,000	861,124
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	795,000	778,299
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	471,625
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	162,000	167,115
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19	260,000	256,770
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	442,500	437,805
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	40,000	41,000
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	40,000	36,604
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	230,000	232,598
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	680,000	679,109
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	425,000	417,880
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	694,830
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	2,470,000	2,371,875
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	725,000	720,354
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 3.017%, 12/9/19 (Australia)	1,200,000	1,207,457

54 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	$430,000	$419,329
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	865,000	850,350
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	785,000	768,053
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	125,000	125,150
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	290,000	270,768
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	650,000	628,725
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	1,129,000	1,325,122
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	745,000	723,574
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	480,000	471,436
Protective Life Global Funding 144A notes 2.262%, 4/8/20	445,000	438,193
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	125,000	125,000
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	141,000	146,993
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	157,000	156,804
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	630,000	606,214
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,145,000	1,133,003
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	440,000	450,020
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	209,869
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	200,000	197,764
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	430,000	418,682
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	525,000	528,506
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,865,000	3,808,154
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	45,000	44,775
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	90,000	89,775
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	40,000	40,550
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	110,000	105,337
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	900,000	876,217
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	435,000	423,348
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	95,000	95,000
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	819,000	769,721

Dynamic Asset Allocation Conservative Fund 55

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	$100,000	$101,567
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	530,000	520,409
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)	1,760,000	1,701,301
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	433,000	428,006
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	589,000	594,887
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	105,000	104,738
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	240,000	240,795
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	140,000	141,400
Wand Merger Corp. 144A sr. unsec. notes 9.125%, 7/15/26	25,000	26,188
Wand Merger Corp. 144A sr. unsec. notes 8.125%, 7/15/23	85,000	88,931
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	285,000	299,250
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,130,000	1,118,791
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	80,000	81,659
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,135,000	2,107,653
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	790,000	758,141
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	175,000	169,598
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	170,000	171,400
		86,630,233
Health care (2.2%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	105,000	101,626
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	590,000	583,388
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	165,000	148,500
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	176,000	174,820
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	525,000	514,103
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	495,000	489,712
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	500,000	502,468
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	710,000	642,736
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	110,000	83,600
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	99,000	124,087
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	30,000	30,000
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.25%, 4/1/26	100,000	107,875
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25	85,000	91,481

56 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	$130,000	$123,500
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23	118,000	115,050
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.625%, 12/1/21	4,000	3,985
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	115,000	121,498
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	40,000	41,600
Bausch Health Cos., Inc. 144A sr. unsec. notes 8.50%, 1/31/27	90,000	94,500
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47	1,026,000	1,014,783
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27	881,000	842,445
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	705,000	706,692
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	115,000	108,963
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	90,000	94,500
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	65,000	65,731
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	45,000	46,073
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	240,000	227,928
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	222,000	124,387
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	139,000	115,562
Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	350,000	357,143
CVS Health Corp. sr. unsec. notes zero %, 12/1/22	405,000	419,481
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	783,000	800,887
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	2,347,000	2,335,756
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	525,000	524,624
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	1,038,000	1,053,882
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	40,000	35,300
Halfmoon Parent, Inc. 144A sr. unsub. notes 3.75%, 7/15/23	1,083,000	1,079,687
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	80,000	82,300
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	160,000	166,400
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	455,000	461,257
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	14,000	15,330
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	60,000	60,450
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	55,000	60,517
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	40,000	33,750
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	652,302
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	50,000	50,813

Dynamic Asset Allocation Conservative Fund 57

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Health care cont.
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	$20,000	$19,650
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,130,000	1,135,107
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	680,000	651,951
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	180,000	182,525
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	73,000	71,321
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	508,827
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	955,000	936,777
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	54,000	54,675
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	200,000	191,962
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	284,000	288,669
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	643,000	593,517
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	538,000	512,357
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	40,000	41,200
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	60,000	61,971
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	65,000	68,497
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Netherlands)	200,000	210,973
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	514,636
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,455,000	1,458,579
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	518,449
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	55,000	55,894
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	35,000	35,613
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	540,000	534,439
		24,279,061
Technology (2.1%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	505,000	455,087
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	845,000	839,692
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,449,056
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	275,000	274,862
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	1,970,000	1,965,095
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	363,911
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	434,315
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	97,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	170,000	172,465
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	667,000	627,942
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,225,000	1,113,096
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	520,000	480,936
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	305,000	327,174

58 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	$144,000	$179,245
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	774,000	813,965
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	20,000	20,600
Energizer Gamma Acquisition, Inc. 144A company guaranty sr.
unsec. notes 6.375%, 7/15/26	35,000	36,181
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	380,000	380,752
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	76,000	80,023
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	105,000	109,331
First Data Corp. 144A notes 5.75%, 1/15/24	160,000	162,600
First Data Corp. 144A sr. notes 5.375%, 8/15/23	60,000	60,915
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	820,000	821,720
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	637,622
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	220,000	213,972
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	220,000	221,923
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	140,000	141,897
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	22,000	22,303
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	291,000	355,798
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	835,000	827,089
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	1,050,000	1,029,868
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	750,000	691,541
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	475,000	480,198
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,385,000	1,329,359
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	352,870
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	442,000	424,866
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	548,000	508,614
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	200,000	194,002
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,580,000	1,572,104
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	70,000	69,650
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	35,000	35,613
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	905,000	897,257
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	55,000	60,088
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	140,000	136,150
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	180,000	180,450
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	215,000	203,408
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	905,000	875,203
		22,630,808

Dynamic Asset Allocation Conservative Fund 59

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	$370,000	$349,300
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	45,109	47,120
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	75,000	72,640
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	210,000	195,476
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	315,000	309,931
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	63,837	66,733
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	215,629	213,347
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	153,000	156,060
		1,410,607
Utilities and power (1.3%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	440,000	451,000
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	20,000	20,125
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	45,000	45,113
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	45,000	45,450
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	55,000	58,603
Appalachian Power Co. sr. unsec. unsub. notes 4.60%, 3/30/21	245,000	251,312
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	60,000	61,715
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	575,000	519,406
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	70,000	61,950
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	60,000	55,575
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	10,000	10,050
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	25,000	26,939
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	247,722
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	402,000	404,996
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	205,000	200,774
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	465,000	456,795
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	720,766
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	20,000	21,525
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	60,000	66,075
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	50,000	62,949
Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	245,000	247,860
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	235,000	221,334
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	640,000	644,062
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	915,000	963,038

60 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Utilities and power cont.
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	$45,000	$46,701
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,175,000	1,106,096
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	276,000	268,482
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	459,000	466,922
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	785,000	856,903
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	42,000	28,350
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	205,000	198,837
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	115,000	118,054
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	505,000	504,260
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	210,000	205,944
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,080,000	1,050,647
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	17,000	21,481
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	430,000	525,313
Nevada Power Co. mtge. notes 7.125%, 3/15/19	310,000	315,921
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	315,000	295,313
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	75,000	81,375
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	115,000	120,750
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	40,000	40,400
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	350,000	335,941
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	126,859
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	135,000	137,934
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	529,506
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	295,000	299,361
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	14,735
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	252,351
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	54,000	405
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	125,000	126,406
		13,940,381
Total corporate bonds and notes (cost $267,787,440)		$263,822,761

Dynamic Asset Allocation Conservative Fund 61

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (18.7%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.4%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$210,800	$223,054
4.629%, 6/20/67	99,440	104,785
4.507%, 3/20/67	95,403	99,815
4.00%, with due dates from 3/15/46 to 3/20/46	857,695	876,080
3.50%, with due dates from 7/20/47 to 11/20/47	58,090,883	57,836,334
		59,140,068
U.S. Government Agency Mortgage Obligations (13.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 5/1/48	17,672,304	17,856,998
3.00%, 2/1/47	1,785,317	1,710,209
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 10/1/48	8,000,000	8,648,125
4.50%, TBA, 10/1/48	1,000,000	1,031,563
4.00%, 1/1/57	951,849	964,156
4.00%, TBA, 11/1/48	6,000,000	6,050,156
4.00%, TBA, 10/1/48	6,000,000	6,058,125
4.00%, 8/1/47	7,392,385	7,474,106
3.50%, with due dates from 12/1/47 to 6/1/56	47,469,650	46,751,257
3.00%, TBA, 10/1/48	1,000,000	956,797
3.00%, with due dates from 12/1/31 to 3/1/47	42,278,201	41,069,562
3.00%, TBA, 10/1/33	8,000,000	7,901,875
		146,472,929
Total U.S. government and agency mortgage obligations (cost $212,042,045)		$205,612,997

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)*	amount	Value
Agency collateralized mortgage obligations (0.6%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.916%,
10/25/27 (Bermuda)	$450,909	$451,716
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.566%,
8/25/28 (Bermuda)	382,000	384,149
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
17.108%, 4/15/37	73,952	100,707
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
15.152%, 12/15/36	97,401	119,024
IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%),
13.385%, 3/15/35	138,554	167,761
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
11.429%, 6/15/34	90,196	100,307
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.966%, 10/25/24	278,971	309,359
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 4.816%, 12/25/27	422,742	431,366
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
4.792%, 3/15/41	1,169,902	188,928
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
(1 Month US LIBOR + 2.20%), 4.416%, 3/25/25	31,361	31,443

62 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 3391, PO, zero %, 4/15/37	$6,351	$5,207
Ser. 3300, PO, zero %, 2/15/37	35,728	29,308
Ser. 3206, Class EO, PO, zero %, 8/15/36	3,484	2,894
Ser. 3326, Class WF, zero %, 10/15/35 W	3,152	2,128
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
26.605%, 7/25/36	23,743	37,747
IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%),
16.442%, 3/25/36	90,680	126,927
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
13.603%, 8/25/35	37,225	44,789
IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%),
13.253%, 12/25/35	33,636	40,023
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%),
11.633%, 11/25/34	16,689	18,489
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.216%, 9/25/28	320,000	375,870
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.116%, 11/25/24	642,625	735,454
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.116%, 7/25/24	288,052	306,906
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.566%, 1/25/29	56,281	56,432
Ser. 07-64, Class LO, PO, zero %, 7/25/37	12,226	10,700
Ser. 07-14, Class KO, PO, zero %, 3/25/37	17,741	14,179
Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,035	1,642
Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,440	1,971
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,540,172	338,838
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	277,890	62,887
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	59,866	12,344
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	2,935,766	517,282
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.885%, 6/20/43	1,193,593	210,107
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,617,824	328,668
Ser. 13-14, IO, 3.50%, 12/20/42	762,984	111,258
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,152,388	141,974
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,302,849	106,312
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	1,030,375	113,135
Ser. 16-H16, Class EI, IO, 2.206%, 6/20/66 W	3,285,344	367,630
Ser. 15-H26, Class EI, IO, 1.72%, 10/20/65 W	1,754,304	151,572
Ser. 15-H25, Class BI, IO, 1.539%, 10/20/65 W	3,023,376	273,011
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,223	1,784
		6,832,228
Commercial mortgage-backed securities (2.1%)
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.086%, 7/10/42 W	18,136	—
FRB Ser. 07-5, Class XW, IO, zero %, 2/10/51 W	2,111,685	21

Dynamic Asset Allocation Conservative Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.583%, 11/10/41 W	$245,397	$892
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	1,118,686	11
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	50,142	1
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.283%, 3/11/39 W	157,789	102,563
FRB Ser. 06-PW11, Class C, 5.283%, 3/11/39 (In default) † W	191,000	19,100
FRB Ser. 06-PW14, Class X1, IO, 0.506%, 12/11/38 W	230,695	3,391
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.947%, 12/15/47 W	129,000	132,225
FRB Ser. 11-C2, Class E, 5.947%, 12/15/47 W	411,000	399,078
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	291,000	294,999
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC11, Class D, 4.567%, 4/10/46 W	374,000	367,163
FRB Ser. 06-C5, Class XC, IO, zero %, 10/15/49 W	5,914,009	59
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 6.015%, 5/15/46 W	176,274	178,345
COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 0.874%, 2/10/47 W	14,834,255	364,478
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.889%, 7/15/47 W	246,000	245,756
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	240,927
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	275,000	283,793
FRB Ser. 12-CR1, Class XA, IO, 2.048%, 5/15/45 W	3,383,187	187,125
FRB Ser. 13-LC13, Class XA, IO, 1.384%, 8/10/46 W	5,976,383	242,044
FRB Ser. 14-UBS4, Class XA, IO, 1.337%, 8/10/47 W	4,418,678	209,906
FRB Ser. 14-CR18, Class XA, IO, 1.308%, 7/15/47 W	3,521,943	135,736
FRB Ser. 14-CR17, Class XA, IO, 1.241%, 5/10/47 W	4,743,550	186,782
FRB Ser. 14-UBS6, Class XA, IO, 1.111%, 12/10/47 W	4,714,019	191,007
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.308%, 7/10/46 W	476,000	484,925
FRB Ser. 13-CR9, Class D, 4.399%, 7/10/45 W	337,000	288,473
FRB Ser. 06-C8, Class XS, IO, 0.641%, 12/10/46 W	2,195,090	80
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.221%, 5/15/38 W	116,654	236
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.44%, 4/15/50 W	678,000	672,943
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.516%, 8/10/44 W	1,128,000	1,161,904
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 1.175%, 5/10/43 W	71,814	6
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.846%, 6/10/47 W	895,000	890,146
FRB Ser. 13-GC10, Class XA, IO, 1.667%, 2/10/46 W	6,491,253	399,861
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	682,000	687,430
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	97,000	95,788

64 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	$301,000	$313,571
FRB Ser. 12-GC6, Class E, 5.00%, 1/10/45 W	478,000	387,231
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.71%, 9/15/47 W	281,000	272,201
FRB Ser. 14-C19, Class XA, IO, 1.278%, 4/15/47 W	6,840,339	127,654
FRB Ser. 14-C25, Class XA, IO, 1.097%, 11/15/47 W	4,136,607	161,220
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.896%, 12/15/44 W	269,887	266,747
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	296,000	289,511
FRB Ser. 13-LC11, Class XA, IO, 1.413%, 4/15/46 W	3,103,563	164,799
FRB Ser. 06-LDP8, Class X, IO, 0.286%, 5/15/45 W	2,521,641	3,411
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.312%, 5/15/45 W	553,000	488,697
FRB Ser. 13-C16, Class D, 5.177%, 12/15/46 W	206,000	205,968
FRB Ser. 12-LC9, Class D, 4.518%, 12/15/47 W	119,000	117,497
FRB Ser. 05-CB12, Class X1, IO, 0.404%, 9/12/37 W	621,967	832
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	188,411	2
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7,
Class XCL, IO, 0.537%, 11/15/40 W	466,521	1,282
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.217%, 4/20/48 W	672,000	616,271
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 1.081%, 8/12/39 W	188,458	132
FRB Ser. 05-MCP1, Class XC, IO, 0.001%, 6/12/43 W	247,311	7
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.137%, 5/15/44 W	2,832	407
FRB Ser. 06-C4, Class X, IO, 6.641%, 7/15/45 W	62,396	1,875
FRB Ser. 07-C5, Class X, IO, 6.194%, 12/15/49 W	252,736	158
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.614%, 8/15/47 W	322,000	312,016
FRB Ser. 13-C7, Class C, 4.255%, 2/15/46 W	300,000	295,333
Ser. 12-C6, Class AS, 3.476%, 11/15/45	647,000	643,123
FRB Ser. 14-C17, Class XA, IO, 1.349%, 8/15/47 W	4,457,785	174,001
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.726%, 11/15/45 W	265,000	265,745
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	83,202	20,800
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.326%, 7/15/49 W	206,000	207,447
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	357,873	29,882
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.226%, 12/15/50 W	3,360,708	239,155
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 5.05%, 5/10/63 W	319,000	297,524
FRB Ser. 12-C4, Class XA, IO, 1.792%, 12/10/45 W	952,306	50,310
FRB Ser. 12-C2, Class XA, IO, 1.488%, 5/10/63 W	13,002,353	523,845
Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21,
Class D, 5.417%, 10/15/44 W	269,867	267,279

Dynamic Asset Allocation Conservative Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.045%, 6/15/45 W	$356,391	$71
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	147,841	1
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.423%, 7/15/46 W	251,000	255,782
FRB Ser. 13-LC12, Class C, 4.423%, 7/15/46 W	409,000	388,745
Ser. 12-LC5, Class AS, 3.539%, 10/15/45	369,000	368,437
FRB Ser. 14-LC16, Class XA, IO, 1.498%, 8/15/50 W	4,940,227	251,458
FRB Ser. 16-LC25, Class XA, IO, 1.221%, 12/15/59 W	3,418,186	190,903
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.423%, 7/15/46 W	507,000	443,003
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	642,951
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	218,000	220,472
Ser. 12-C8, Class AS, 3.66%, 8/15/45	358,000	359,640
Ser. 13-C12, Class AS, 3.56%, 3/15/48	275,000	273,251
Ser. 13-C11, Class AS, 3.311%, 3/15/45	164,000	163,616
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.865%, 3/15/44 W	682,000	603,884
FRB Ser. 11-C5, Class C, 5.862%, 11/15/44 W	241,000	251,468
FRB Ser. 11-C5, Class E, 5.862%, 11/15/44 W	911,000	901,932
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	755,000	746,331
Ser. 11-C4, Class E, 5.397%, 6/15/44 W	208,000	195,727
FRB Ser. 12-C9, Class D, 4.94%, 11/15/45 W	291,000	275,732
FRB Ser. 13-C15, Class D, 4.621%, 8/15/46 W	153,000	131,522
FRB Ser. 12-C10, Class XA, IO, 1.716%, 12/15/45 W	2,238,829	117,444
FRB Ser. 12-C9, Class XB, IO, 0.844%, 11/15/45 W	6,676,000	172,908
		22,168,405
Residential mortgage-backed securities (non-agency) (1.1%)
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.30%), 2.516%, 9/25/45	161,187	154,901
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.011%, 5/25/35 W	486,031	498,111
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
2.805%, 8/25/46	186,138	165,502
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.785%, 6/25/46	606,692	563,918
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.495%, 11/20/35	515,256	504,250
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.406%, 8/25/46	763,593	645,236
FRB Ser. 05-27, Class 1A1, 2.217%, 8/25/35 W	124,667	106,092
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR
+ 5.15%), 7.366%, 11/25/28	280,000	332,003
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.116%, 10/25/28	931,750	1,078,569
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.916%, 4/25/28	1,091,407	1,268,106

66 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.766%, 4/25/28	$1,489,548	$1,690,261
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.216%, 7/25/25	233,618	259,944
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.516%, 2/25/25	125,283	138,036
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.466%, 4/25/29	50,000	56,877
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.216%, 5/25/25	247,456	271,760
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 3.016%, 2/25/34	455,593	443,168
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.539%, 2/25/35 W	178,266	181,678
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 3.041%, 8/25/34	300,028	300,028
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.89%, 8/26/47 W	100,000	97,382
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.266%, 10/25/34	290,000	294,614
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
3.066%, 5/25/47	592,909	510,624
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
2.396%, 1/25/37	220,682	207,732
Vericrest Opportunity Loan Transferee LXIII, LLC 144A Ser. 17-NP10,
Class A1, 3.00%, 10/25/47	304,586	300,931
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.124%, 9/25/35 W	375,846	377,954
FRB Ser. 05-AR12, Class 1A8, 4.022%, 10/25/35 W	646,149	645,067
FRB Ser. 04-AR3, Class A2, 3.949%, 6/25/34 W	355,556	362,692
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
3.176%, 7/25/45	294,686	291,857
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.616%, 8/25/45	364,973	361,469
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 05-AR4,
Class 1A3, 3.995%, 4/25/35 W	147,415	150,027
		12,258,789
Total mortgage-backed securities (cost $41,348,926)		$41,259,422

	Principal
ASSET-BACKED SECURITIES (0.9%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.016%, 11/25/50	$1,099,000	$1,099,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.112%, 4/24/19	2,311,000	2,311,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 9/24/19	1,610,000	1,610,000

Dynamic Asset Allocation Conservative Fund 67

	Principal
ASSET-BACKED SECURITIES (0.9%)* cont.	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 7/24/19	$1,819,000	$1,819,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 11/24/18	1,898,000	1,898,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.816%, 1/25/46	1,026,961	1,021,723
Total asset-backed securities (cost $9,759,830)		$9,758,723

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)*	amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	$210,000	$172,725
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)	1,465,000	1,307,513
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	185,000	146,150
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)	180,000	149,886
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)	300,000	249,810
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)	685,000	689,281
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)	157,000	145,476
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	705,000	684,415
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)	615,000	516,600
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)	150,000	139,500
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	800,000	812,000
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)	320,000	326,800
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	203,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)	200,000	224,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	825,000	813,656
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	200,000	194,250
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	315,000	287,438
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	1,000,000	960,000
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)	200,000	199,133

68 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)* cont.	amount	Value
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	$235,000	$218,844
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	795,000	781,839
Total foreign government and agency bonds and notes (cost $9,772,895)		$9,222,316

	Principal
COMMODITY LINKED NOTES (0.4%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	$3,410,000	$4,509,466
Total commodity Linked Notes (cost $3,410,000)		$4,509,466

	Principal
SENIOR LOANS (0.2%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.408%, 12/15/24	$143,064	$144,162
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.596%, 6/21/24	182,688	183,746
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.962%, 11/17/22	140,000	142,800
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.251%, 5/5/24	42,655	42,904
Eagleclaw Midstream Ventures, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.25%), 6.492%, 6/30/24	99,244	97,714
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.076%, 10/25/23	59,080	56,466
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.826%, 4/16/21	58,301	58,374
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.992%, 3/31/24	48,311	48,583
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.604%, 5/21/24	110,000	108,625
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.509%, 10/16/23	59,691	60,026
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.021%, 3/21/23	113,354	110,236
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.079%, 5/25/25	44,700	44,030
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.64%, 11/6/24	253,725	254,518
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.37%, 10/25/20	65,884	61,066
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.348%, 11/3/23	59,849	59,037
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.81%, 9/7/23	141,984	108,056
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/28/26	75,000	72,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/28/25	79,400	78,705
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/28/25	168,575	163,649
Total senior loans (cost $1,920,349)		$1,894,697

Dynamic Asset Allocation Conservative Fund 69

INVESTMENT COMPANIES (—%)*	Shares	Value
SPDR S&P 500 ETF Trust	424	$123,265
Total investment companies (cost $115,248)		$123,265

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	3,415	$95,654
Nine Point Energy 6.75% cv. pfd.	11	12,940
Total convertible preferred stocks (cost $73,389)		$108,594

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	$6,678,400	$6,678,400	$70,564
Total purchased options outstanding (cost $75,059)				$70,564

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$65,000	$61,995
Total convertible bonds and notes (cost $60,370)		$61,995

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	2,035	$53,521
Total preferred stocks (cost $50,875)		$53,521

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	722	$72
Total warrants (cost $—)				$72

	Principal amount/
SHORT-TERM INVESTMENTS (10.1%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.25% [d]	Shares	659,050	$659,050
Putnam Short Term Investment Fund 2.24% L	Shares	98,088,027	98,088,027
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.97% P	Shares	140,000	140,000
U.S. Treasury Bills 1.965%, 10/11/18 # ∆ §		$1,963,002	1,961,885
U.S. Treasury Bills 1.976%, 10/4/18 # ∆ §		4,371,000	4,370,263
U.S. Treasury Bills 1.997%, 10/25/18		2,001	1,997
U.S. Treasury Bills 2.017%, 11/1/18 # §		617,001	615,903
U.S. Treasury Bills 2.028%, 10/18/18 #		981,000	980,043
U.S. Treasury Bills 2.064%, 11/15/18 # ∆ §		2,527,000	2,520,425
U.S. Treasury Bills 2.073%, 11/8/18 # ∆ §		1,075,002	1,072,652
U.S. Treasury Bills 2.122%, 11/23/18 # §		101,000	100,686
U.S. Treasury Bills 2.127%, 12/6/18 #		12,001	11,954
U.S. Treasury Bills 2.150%, 12/13/18 # Φ		557,000	554,598
Total short-term investments (cost $111,077,894)			$111,077,483

TOTAL INVESTMENTS
Total investments (cost $1,074,142,887)	$1,141,191,328

70 Dynamic Asset Allocation Conservative Fund

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through September 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,099,736,026.

†††The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $10,182,017 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $232,538 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Dynamic Asset Allocation Conservative Fund 71

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $116,474 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,436,496 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $31,828,734 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $120,041,812)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/17/18	$681,985	$678,734	$3,251
	British Pound	Buy	12/19/18	3,027,127	3,013,586	13,541
	Canadian Dollar	Buy	10/17/18	3,330	3,203	127
	Euro	Buy	12/19/18	2,299,222	2,349,570	(50,348)
	Hong Kong Dollar	Buy	11/19/18	265,265	264,998	267
	Japanese Yen	Sell	11/19/18	757,043	772,950	15,907
	New Zealand Dollar	Buy	10/17/18	787,404	790,262	(2,858)
	New Zealand Dollar	Sell	10/17/18	787,404	800,518	13,114
	Norwegian Krone	Sell	12/19/18	403,128	390,644	(12,484)
	Swedish Krona	Sell	12/19/18	737,363	723,671	(13,692)

72 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $120,041,812) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC
	Australian Dollar	Buy	10/17/18	$1,887,204	$1,911,246	$(24,042)
	Australian Dollar	Sell	10/17/18	1,887,204	1,896,222	9,018
	British Pound	Sell	12/19/18	846,073	841,855	(4,218)
	Canadian Dollar	Buy	10/17/18	1,694,254	1,670,041	24,213
	Canadian Dollar	Sell	10/17/18	1,694,254	1,666,803	(27,451)
	Euro	Sell	12/19/18	3,503,760	3,512,004	8,244
	Japanese Yen	Sell	11/19/18	438,356	447,561	9,205
	New Zealand Dollar	Buy	10/17/18	841,498	836,217	5,281
	New Zealand Dollar	Sell	10/17/18	841,498	829,992	(11,506)
Citibank, N.A.
	Australian Dollar	Buy	10/17/18	836,107	858,879	(22,772)
	Canadian Dollar	Buy	10/17/18	1,116,104	1,092,752	23,352
	Canadian Dollar	Sell	10/17/18	1,116,104	1,113,379	(2,725)
	Danish Krone	Sell	12/19/18	345,993	346,981	988
	Euro	Sell	12/19/18	826,593	836,283	9,690
	Japanese Yen	Sell	11/19/18	2,347,937	2,401,128	53,191
	New Zealand Dollar	Buy	10/17/18	719,589	722,173	(2,584)
	New Zealand Dollar	Sell	10/17/18	719,589	731,673	12,084
	Swedish Krona	Sell	12/19/18	1,456,181	1,429,383	(26,798)
Credit Suisse International
	Australian Dollar	Buy	10/17/18	3,132,905	3,170,609	(37,704)
	Canadian Dollar	Buy	10/17/18	858,202	852,024	6,178
	Canadian Dollar	Sell	10/17/18	858,202	844,221	(13,981)
	Euro	Sell	12/19/18	1,200,448	1,204,246	3,798
	Japanese Yen	Sell	11/19/18	818,031	837,649	19,618
	New Zealand Dollar	Sell	10/17/18	402,519	390,763	(11,756)
	Swiss Franc	Sell	12/19/18	1,335	15,020	13,685
Goldman Sachs International
	Australian Dollar	Buy	10/17/18	5,011,290	5,064,949	(53,659)
	Australian Dollar	Sell	10/17/18	5,011,290	5,014,585	3,295
	British Pound	Sell	12/19/18	2,143,899	2,135,018	(8,881)
	Canadian Dollar	Buy	10/17/18	281,911	282,720	(809)
	Euro	Sell	12/19/18	1,832,693	1,837,744	5,051
	Indian Rupee	Buy	11/19/18	828,285	833,458	(5,173)
	Indian Rupee	Sell	11/19/18	828,285	821,833	(6,452)
	Japanese Yen	Buy	11/19/18	352,178	359,207	(7,029)
	New Zealand Dollar	Sell	10/17/18	667,948	664,468	(3,480)
	Norwegian Krone	Buy	12/19/18	5,208,711	5,035,381	173,330
	Swedish Krona	Buy	12/19/18	2,569,777	2,536,528	33,249
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/18	836,107	864,806	(28,699)
	British Pound	Sell	12/19/18	827,757	832,782	5,025
	Canadian Dollar	Buy	10/17/18	288,106	290,372	(2,266)
	Euro	Sell	12/19/18	1,663,354	1,680,704	17,350

Dynamic Asset Allocation Conservative Fund 73

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $120,041,812) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association cont.
	Indonesian Rupiah	Buy	12/19/18	$823,097	$824,344	$(1,247)
	Indonesian Rupiah	Sell	12/19/18	826,079	821,427	(4,652)
	Japanese Yen	Sell	11/19/18	792,095	808,743	16,648
	New Zealand Dollar	Buy	10/17/18	1,581,040	1,578,406	2,634
	New Zealand Dollar	Sell	10/17/18	1,581,040	1,608,454	27,414
	Swedish Krona	Buy	12/19/18	776,346	787,350	(11,004)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/17/18	175,303	186,509	(11,206)
	British Pound	Buy	12/19/18	567,537	568,174	(637)
	Canadian Dollar	Sell	10/17/18	2,765,826	2,735,032	(30,794)
	Euro	Sell	12/19/18	2,197,198	2,203,280	6,082
	Japanese Yen	Sell	11/19/18	830,644	839,047	8,403
	New Zealand Dollar	Buy	10/17/18	1,649,850	1,674,279	(24,429)
	New Zealand Dollar	Sell	10/17/18	1,649,850	1,663,788	13,938
	Norwegian Krone	Buy	12/19/18	2,411,828	2,357,850	53,978
	Singapore Dollar	Buy	11/19/18	177,353	178,226	(873)
	Swedish Krona	Sell	12/19/18	2,090,644	2,048,414	(42,230)
	Swiss Franc	Buy	12/19/18	846,167	882,280	(36,113)
NatWest Markets PLC
	Australian Dollar	Buy	10/17/18	1,206,521	1,237,708	(31,187)
	Canadian Dollar	Buy	10/17/18	1,693,867	1,667,420	26,447
	Canadian Dollar	Sell	10/17/18	1,693,867	1,659,441	(34,426)
	Euro	Sell	12/19/18	271,129	271,795	666
	Japanese Yen	Sell	11/19/18	830,644	839,051	8,407
	New Zealand Dollar	Sell	10/17/18	836,592	840,728	4,136
	Norwegian Krone	Buy	12/19/18	416,146	417,180	(1,034)
	Swedish Krona	Sell	12/19/18	1,110,945	1,090,524	(20,421)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/17/18	616,056	658,701	(42,645)
	British Pound	Sell	12/19/18	587,947	585,681	(2,266)
	Canadian Dollar	Sell	10/17/18	388,557	381,977	(6,580)
	Euro	Sell	12/19/18	2,924,456	2,932,782	8,326
	Japanese Yen	Sell	11/19/18	1,253,554	1,286,695	33,141
	New Zealand Dollar	Sell	10/17/18	836,593	848,645	12,052
	Norwegian Krone	Buy	12/19/18	2,789,413	2,731,560	57,853
	Swedish Krona	Sell	12/19/18	798,154	784,581	(13,573)
UBS AG
	Australian Dollar	Buy	10/17/18	806,107	843,094	(36,987)
	British Pound	Sell	12/19/18	834,560	842,308	7,748
	Canadian Dollar	Buy	10/17/18	1,706,801	1,691,654	15,147
	Canadian Dollar	Sell	10/17/18	1,706,801	1,682,002	(24,799)
	Euro	Sell	12/19/18	2,810,862	2,822,632	11,770
	Japanese Yen	Buy	11/19/18	103,166	105,349	(2,183)

74 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $120,041,812) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG cont.
	New Zealand Dollar	Sell	10/17/18	$1,175,405	$1,190,583	$15,178
	Norwegian Krone	Buy	12/19/18	932,138	903,287	28,851
WestPac Banking Corp.
	Australian Dollar	Buy	10/17/18	1,125,628	1,159,816	(34,188)
	New Zealand Dollar	Sell	10/17/18	295,856	299,220	3,364
Unrealized appreciation						844,235
Unrealized (depreciation)						(794,841)
Total						$49,394

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Short)	335	$33,057,783	$33,089,625	Dec-18	$(529,017)
Russell 2000 Index E-Mini (Long)	305	25,872,706	25,937,200	Dec-18	(320,025)
S&P 500 Index E-Mini (Long)	9	1,311,291	1,313,550	Dec-18	(756)
S&P 500 Index E-Mini (Short)	1,049	152,838,251	153,101,550	Dec-18	(1,230,231)
S&P Mid Cap 400 Index E-Mini (Long)	1	201,955	202,520	Dec-18	(1,022)
S&P Mid Cap 400 Index E-Mini (Short)	64	12,925,120	12,961,280	Dec-18	108,695
Tokyo Price Index (Long)	77	12,315,459	12,317,154	Dec-18	916,160
U.S. Treasury Bond 30 yr (Long)	121	17,000,500	17,000,500	Dec-18	(393,648)
U.S. Treasury Bond Ultra 30 yr (Long)	261	40,267,406	40,267,406	Dec-18	(1,219,881)
U.S. Treasury Bond Ultra 30 yr (Short)	3	462,844	462,844	Dec-18	13,416
U.S. Treasury Note 2 yr (Long)	462	97,359,282	97,359,282	Dec-18	(245,580)
U.S. Treasury Note 2 yr (Short)	43	9,061,578	9,061,578	Dec-18	21,414
U.S. Treasury Note 5 yr (Long)	893	100,441,571	100,441,571	Dec-18	(705,043)
U.S. Treasury Note 5 yr (Short)	34	3,824,203	3,824,203	Dec-18	26,494
U.S. Treasury Note 10 yr (Long)	317	37,653,656	37,653,657	Dec-18	(408,868)
U.S. Treasury Note Ultra 10 yr (Short)	27	3,402,000	3,402,000	Dec-18	47,055
Unrealized appreciation					1,133,234
Unrealized (depreciation)					(5,054,071)
Total					$(3,920,837)

WRITTEN OPTIONS OUTSTANDING at 9/30/18 (premiums $33,679)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	$6,678,400	$6,678,400	$31,669
Total				$31,669

Dynamic Asset Allocation Conservative Fund 75

TBA SALE COMMITMENTS OUTSTANDING at 9/30/18 (proceeds receivable $12,961,758)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 10/1/48	$7,000,000	10/11/18	$7,067,812
Federal National Mortgage Association, 3.00%, 10/1/48	3,000,000	10/11/18	2,870,391
Government National Mortgage Association, 3.50%, 10/1/48	3,000,000	10/18/18	2,982,188
Total			$12,920,391

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$57,672,100	$30,682 E	$(21,932)	12/19/20	3.05% —	3 month USD-	$8,749
				Semiannually	LIBOR-BBA —
					Quarterly
77,458,700	41,208 E	27,164	12/19/20	3 month USD-	3.05% —	(14,044)
				LIBOR-BBA —	Semiannually
				Quarterly
9,241,100	1,867 E	18,700	12/19/23	3 month USD-	3.10% —	20,566
				LIBOR-BBA —	Semiannually
				Quarterly
27,654,000	5,586 E	(56,012)	12/19/23	3.10% —	3 month USD-	(61,597)
				Semiannually	LIBOR-BBA —
					Quarterly
21,935,600	29,087 E	16,418	12/19/28	3 month USD-	3.15% —	45,505
				LIBOR-BBA —	Semiannually
				Quarterly
23,987,300	31,807 E	(18,497)	12/19/28	3.15% —	3 month USD-	(50,304)
				Semiannually	LIBOR-BBA —
					Quarterly
8,076,900	110,686 E	(43,972)	12/19/48	3 month USD-	3.20% —	66,714
				LIBOR-BBA —	Semiannually
				Quarterly
1,781,100	24,408 E	9,659	12/19/48	3.20% —	3 month USD-	(14,749)
				Semiannually	LIBOR-BBA —
					Quarterly
3,398,000	8,447	(45)	9/28/28	3.143% —	3 month USD-	(8,707)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(68,517)				$(7,867)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$6,383	$6,370	$—	1/12/42	4.00% (1 month	Synthetic TRS	$39
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

76 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$66,503	$66,317	$—	1/12/41	4.00% (1 month	Synthetic TRS	$367
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
19,599	19,544	—	1/12/41	4.00% (1 month	Synthetic TRS	108
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
449	449	—	1/12/38	6.50% (1 month	Synthetic TRS	6
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
100,381	100,080	—	1/12/40	4.50% (1 month	Synthetic MBX	(186)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,804	16,818	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(44)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,608	17,641	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(200)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,636	9,571	—	1/12/43	3.50% (1 month	Synthetic TRS	9
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
21,344	21,275	—	1/12/40	5.00% (1 month	Synthetic MBX	(40)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
611,805	609,744	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,238)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
193,218	193,298	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(445)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
197,060	196,396	—	1/12/41	5.00% (1 month	Synthetic MBX	(399)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
40,201,468	40,445,421	—	11/27/18	3 month USD-	Russell 1000 Total	(145,879)
				LIBOR-BBA plus	Return Index —
				0.35% — Quarterly	Quarterly

Dynamic Asset Allocation Conservative Fund 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$47,779,301	$48,062,954	$—	11/27/18	(3 month USD-	A basket	$271,554
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks —
				Quarterly	Quarterly *
Credit Suisse International
25,844	25,807	—	1/12/45	3.50% (1 month	Synthetic TRS	155
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
8,115	8,140	—	1/12/39	6.00% (1 month	Synthetic TRS	118
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,404	1,406	—	1/12/38	6.50% (1 month	Synthetic TRS	18
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,872	15,840	—	1/12/42	4.00% (1 month	Synthetic TRS	96
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,872	15,840	—	1/12/42	4.00% (1 month	Synthetic TRS	96
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
66,454	66,210	—	1/12/40	4.00% (1 month	Synthetic TRS	341
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,411	9,415	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(22)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,328	11,332	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(26)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
208,584	208,670	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(481)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Securities LLC
86,102	85,862	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(475)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

78 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$38,128	$38,050	$—	1/12/42	(4.00%) 1 month	Synthetic TRS	$(231)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		272,907
Upfront premium (paid)		—		Unrealized (depreciation)		(149,666)
Total		$—		Total		$123,241

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	11,752	$1,326,149	2.76%
Alphabet, Inc. Class A	Communication Services	995	1,200,982	2.50%
Apple, Inc.	Information Technology	5,173	1,167,744	2.43%
Intuit, Inc.	Information Technology	4,595	1,044,828	2.17%
Humana, Inc.	Health Care	2,759	933,907	1.94%
TJX Cos., Inc. (The)	Consumer Discretionary	8,027	899,198	1.87%
American Express Co.	Financials	8,438	898,511	1.87%
McDonald’s Corp.	Consumer Discretionary	5,371	898,452	1.87%
Danaher Corp.	Health Care	8,035	873,076	1.82%
Pfizer, Inc.	Health Care	19,127	842,927	1.75%
Raytheon Co.	Industrials	4,071	841,297	1.75%
Texas Instruments, Inc.	Information Technology	7,747	831,131	1.73%
Occidental Petroleum Corp.	Energy	10,048	825,651	1.72%
Lowe’s Cos., Inc.	Consumer Discretionary	7,150	820,968	1.71%
Northrop Grumman Corp.	Industrials	2,496	792,103	1.65%
Exxon Mobil Corp.	Energy	9,130	776,221	1.62%
Cognizant Technology Solutions	Information Technology	9,875	761,880	1.59%
Corp. Class A
Constellation Brands, Inc. Class A	Consumer Staples	3,492	752,924	1.57%
Honeywell International, Inc.	Industrials	4,413	734,308	1.53%
PNC Financial Services Group, Inc.	Financials	5,355	729,276	1.52%
(The)
American Electric Power Co., Inc.	Utilities	9,744	690,668	1.44%
eBay, Inc.	Consumer Discretionary	19,958	659,013	1.37%
Norfolk Southern Corp.	Industrials	3,577	645,650	1.34%
Johnson & Johnson	Health Care	4,537	626,932	1.30%
Microsoft Corp.	Information Technology	5,454	623,774	1.30%
Baxter International, Inc.	Health Care	7,984	615,501	1.28%
Kimberly-Clark Corp.	Consumer Staples	5,405	614,188	1.28%
F5 Networks, Inc.	Information Technology	2,911	580,505	1.21%
NetApp, Inc.	Information Technology	6,530	560,892	1.17%
Walt Disney Co. (The)	Communication Services	4,777	558,670	1.16%

Dynamic Asset Allocation Conservative Fund 79

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Marathon Petroleum Corp.	Energy	6,870	$549,388	1.14%
Allstate Corp. (The)	Financials	5,443	537,199	1.12%
HP, Inc.	Information Technology	20,655	532,288	1.11%
Duke Energy Corp.	Utilities	6,586	526,977	1.10%
Fidelity National Information	Information Technology	4,677	510,081	1.06%
Services, Inc.
Verizon Communications, Inc.	Communication Services	9,086	485,104	1.01%
Sysco Corp.	Consumer Staples	6,604	483,764	1.01%
Ross Stores, Inc.	Consumer Discretionary	4,670	462,796	0.96%
General Dynamics Corp.	Industrials	2,206	451,543	0.94%
Facebook, Inc. Class A	Communication Services	2,636	433,495	0.90%
Harris Corp.	Industrials	2,511	424,901	0.88%
Merck & Co., Inc.	Health Care	5,785	410,408	0.85%
Kinder Morgan, Inc.	Energy	22,342	396,132	0.82%
Valero Energy Corp.	Energy	3,432	390,364	0.81%
Red Hat, Inc.	Information Technology	2,859	389,598	0.81%
Waste Management, Inc.	Industrials	4,306	389,132	0.81%
Fiserv, Inc.	Information Technology	4,705	387,614	0.81%
UnitedHealth Group, Inc.	Health Care	1,437	382,221	0.80%
Worldpay, Inc. Class A	Information Technology	3,716	376,273	0.78%
Zoetis, Inc.	Health Care	4,020	368,095	0.77%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$957	$14,000	$1,651	5/11/63	300 bp —	$(687)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,868	31,000	3,655	5/11/63	300 bp —	(1,771)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,828	62,000	7,310	5/11/63	300 bp —	(3,451)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	4	3,000	37	5/11/63	200 bp —	(32)
Index						Monthly
CMBX NA A.6	A/P	—	3,000	37	5/11/63	200 bp —	(37)
Index						Monthly
CMBX NA A.6	A/P	429	44,000	541	5/11/63	200 bp —	(97)
Index						Monthly
CMBX NA A.6	A/P	725	56,000	689	5/11/63	200 bp —	55
Index						Monthly
CMBX NA A.6	A/P	2,129	154,000	1,894	5/11/63	200 bp —	287
Index						Monthly
CMBX NA BB.6	BB/P	54,887	223,000	46,562	5/11/63	500 bp —	8,511
Index						Monthly
CMBX NA BB.7	BB/P	12,725	99,000	12,514	1/17/47	500 bp —	294
Index						Monthly

80 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA A.6	A/P	$4,736	$95,000	$1,169	5/11/63	200 bp —	$3,599
Index						Monthly
CMBX NA A.6	A/P	92,208	1,817,000	22,349	5/11/63	200 bp —	70,467
Index						Monthly
CMBX NA BBB–.6	BBB–/P	253	2,000	236	5/11/63	300 bp —	18
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,094	102,000	12,026	5/11/63	300 bp —	(881)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	43,632	552,000	31,133	1/17/47	300 bp —	12,776
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	192	3,000	37	5/11/63	200 bp —	157
Index						Monthly
CMBX NA A.6	A/P	1,584	52,000	640	5/11/63	200 bp —	962
Index						Monthly
CMBX NA A.6	A/P	444	59,000	726	5/11/63	200 bp —	(262)
Index						Monthly
CMBX NA A.6	A/P	7,315	142,000	1,747	5/11/63	200 bp —	5,615
Index						Monthly
CMBX NA A.6	A/P	9,523	145,000	1,784	5/11/63	200 bp —	7,788
Index						Monthly
CMBX NA A.6	A/P	10,374	210,000	2,583	5/11/63	200 bp —	7,861
Index						Monthly
CMBX NA A.6	A/P	8,351	270,000	3,321	5/11/63	200 bp —	5,120
Index						Monthly
CMBX NA A.6	A/P	12,141	387,000	4,760	5/11/63	200 bp —	7,510
Index						Monthly
CMBX NA A.6	A/P	20,305	399,000	4,908	5/11/63	200 bp —	15,530
Index						Monthly
CMBX NA A.6	A/P	28,986	481,000	5,916	5/11/63	200 bp —	23,230
Index						Monthly
CMBX NA A.7	A-/P	4,437	88,000	114	1/17/47	200 bp —	4,580
Index						Monthly
CMBX NA BBB–.6	BBB–/P	317	4,000	472	5/11/63	300 bp —	(153)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	545	8,000	943	5/11/63	300 bp —	(394)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,655	43,000	5,070	5/11/63	300 bp —	(393)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,226	46,000	5,423	5/11/63	300 bp —	(3,175)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,077	59,000	6,956	5/11/63	300 bp —	(3,849)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,992	71,000	8,371	5/11/63	300 bp —	(2,344)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,260	84,000	9,904	5/11/63	300 bp —	(601)
Index						Monthly

Dynamic Asset Allocation Conservative Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$8,861	$105,000	$12,380	5/11/63	300 bp —	$(3,466)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,758	113,000	13,323	5/11/63	300 bp —	(3,509)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,742	195,000	22,991	5/11/63	300 bp —	849
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,992	597,000	70,386	5/11/63	300 bp —	(14,095)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,205	761,000	89,722	5/11/63	300 bp —	(32,136)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,300	62,000	3,497	1/17/47	300 bp —	1,834
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,793	68,000	3,835	1/17/47	300 bp —	1,991
Index						Monthly
CMBX NA BBB–.7	BBB–/P	22,289	283,000	15,961	1/17/47	300 bp —	6,469
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	12,922	61,000	12,737	5/11/63	500 bp —	236
Index						Monthly
CMBX NA A.6	A/P	241	4,000	49	5/11/63	200 bp —	193
Index						Monthly
CMBX NA A.6	A/P	1,020	31,000	381	5/11/63	200 bp —	649
Index						Monthly
CMBX NA A.6	A/P	3,176	62,000	763	5/11/63	200 bp —	2,434
Index						Monthly
CMBX NA A.6	A/P	530	64,000	787	5/11/63	200 bp —	(236)
Index						Monthly
CMBX NA A.6	A/P	3,764	85,000	1,046	5/11/63	200 bp —	2,747
Index						Monthly
CMBX NA A.6	A/P	7,140	141,000	1,734	5/11/63	200 bp —	5,453
Index						Monthly
CMBX NA A.6	A/P	11,264	182,000	2,239	5/11/63	200 bp —	9,086
Index						Monthly
CMBX NA A.6	A/P	3,515	204,000	2,509	5/11/63	200 bp —	1,073
Index						Monthly
CMBX NA A.6	A/P	9,475	208,000	2,558	5/11/63	200 bp —	6,986
Index						Monthly
CMBX NA A.6	A/P	16,418	279,000	3,432	5/11/63	200 bp —	13,079
Index						Monthly
CMBX NA A.6	A/P	12,675	387,000	4,760	5/11/63	200 bp —	8,044
Index						Monthly
CMBX NA A.6	A/P	12,158	402,000	4,945	5/11/63	200 bp —	7,347
Index						Monthly
CMBX NA A.6	A/P	11,875	414,000	5,092	5/11/63	200 bp —	6,921
Index						Monthly
CMBX NA A.6	A/P	14,522	440,000	5,412	5/11/63	200 bp —	9,257
Index						Monthly

82 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$13,594	$483,000	$5,941	5/11/63	200 bp —	$7,814
Index						Monthly
CMBX NA A.6	A/P	24,160	531,000	6,531	5/11/63	200 bp —	17,805
Index						Monthly
CMBX NA A.6	A/P	35,837	741,000	9,114	5/11/63	200 bp —	26,970
Index						Monthly
CMBX NA A.7	A-/P	11,139	254,000	330	1/17/47	200 bp —	11,553
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,574	23,000	2,712	5/11/63	300 bp —	874
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,748	42,000	4,952	5/11/63	300 bp —	(183)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,823	43,000	5,070	5/11/63	300 bp —	(225)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,203	44,000	5,188	5/11/63	300 bp —	1,037
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,250	50,000	5,895	5/11/63	300 bp —	380
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,809	60,000	7,074	5/11/63	300 bp —	(235)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,843	62,000	7,310	5/11/63	300 bp —	(436)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,044	64,000	7,546	5/11/63	300 bp —	(470)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,154	86,000	10,139	5/11/63	300 bp —	(1,943)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	30,788	175,000	20,633	5/11/63	300 bp —	10,243
Index						Monthly
CMBX NA BBB–.6	BBB–/P	75,088	627,000	73,923	5/11/63	300 bp —	1,478
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	847	65,000	800	5/11/63	200 bp —	69
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,826	52,000	6,131	5/11/63	300 bp —	(279)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	12,034	87,000	10,257	5/11/63	300 bp —	1,821
Index						Monthly
CMBX NA A.6	A/P	122	13,000	160	5/11/63	200 bp —	(34)
Index						Monthly
CMBX NA A.6	A/P	982	19,000	234	5/11/63	200 bp —	754
Index						Monthly
CMBX NA A.6	A/P	447	40,000	492	5/11/63	200 bp —	(32)
Index						Monthly
CMBX NA A.6	A/P	608	44,000	541	5/11/63	200 bp —	82
Index						Monthly

Dynamic Asset Allocation Conservative Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6	BB/P	$17,681	$72,000	$15,034	5/11/63	500 bp —	$2,708
Index						Monthly
CMBX NA BB.6	BB/P	35,237	143,000	29,858	5/11/63	500 bp —	5,498
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,874	131,000	15,445	5/11/63	300 bp —	495
Index						Monthly
Upfront premium received		1,003,546		Unrealized appreciation			348,589
Upfront premium (paid)		—		Unrealized (depreciation)			(75,406)
Total		$1,003,546		Total			$273,183

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2018. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,357)	$183,000	$238	1/17/47	(200 bp) —	$(1,656)
					Monthly
CMBX NA BB.7 Index	(14,531)	72,000	9,101	1/17/47	(500 bp) —	(5,490)
					Monthly
CMBX NA BB.7 Index	(5,552)	34,000	4,298	1/17/47	(500 bp) —	(1,283)
					Monthly
CMBX NA BB.7 Index	(5,340)	34,000	4,298	1/17/47	(500 bp) —	(1,071)
					Monthly
CMBX NA BB.9 Index	(15,558)	101,000	13,978	9/17/58	(500 bp) —	(1,664)
					Monthly
CMBX NA BB.9 Index	(15,629)	101,000	13,978	9/17/58	(500 bp) —	(1,734)
					Monthly
CMBX NA BB.9 Index	(15,243)	99,000	13,702	9/17/58	(500 bp) —	(1,624)
					Monthly
CMBX NA BB.9 Index	(7,828)	50,000	6,920	9/17/58	(500 bp) —	(949)
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(91,784)	558,000	70,531	1/17/47	(500 bp) —	(21,717)
					Monthly
CMBX NA BB.7 Index	(38,184)	207,000	26,165	1/17/47	(500 bp) —	(12,192)
					Monthly
CMBX NA BB.7 Index	(2,136)	121,000	25,265	5/11/63	(500 bp) —	23,028
					Monthly

84 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BB.9 Index	$(24,742)	$155,000	$21,452	9/17/58	(500 bp) —	$(3,419)
					Monthly
CMBX NA BB.9 Index	(6,468)	42,000	5,813	9/17/58	(500 bp) —	(690)
					Monthly
CMBX NA BB.9 Index	(3,910)	25,000	3,460	9/17/58	(500 bp) —	(471)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(8,695)	85,000	17,748	5/11/63	(500 bp) —	8,982
					Monthly
CMBX NA BB.7 Index	(3,481)	23,000	2,907	1/17/47	(500 bp) —	(593)
					Monthly
CMBX NA BB.6 Index	(18,117)	124,000	25,891	5/11/63	(500 bp) —	7,671
					Monthly
CMBX NA BB.7 Index	(64,416)	381,000	48,158	1/17/47	(500 bp) —	(16,575)
					Monthly
CMBX NA BB.7 Index	(50,559)	249,000	31,474	1/17/47	(500 bp) —	(19,293)
					Monthly
CMBX NA BB.7 Index	(11,305)	69,000	8,722	1/17/47	(500 bp) —	(2,641)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(9,752)	61,000	7,710	1/17/47	(500 bp) —	(2,092)
					Monthly
CMBX NA BB.6 Index	(8,773)	61,000	12,737	5/11/63	(500 bp) —	3,913
					Monthly
CMBX NA BB.6 Index	(5,185)	39,000	8,143	5/11/63	(500 bp) —	2,926
					Monthly
CMBX NA BB.7 Index	(24,823)	145,000	18,328	1/17/47	(500 bp) —	(6,616)
					Monthly
CMBX NA BB.7 Index	(20,788)	128,000	16,179	1/17/47	(500 bp) —	(4,716)
					Monthly
CMBX NA BB.7 Index	(11,869)	61,000	7,710	1/17/47	(500 bp) —	(4,209)
					Monthly
CMBX NA BB.7 Index	(6,299)	35,000	4,424	1/17/47	(500 bp) —	(1,905)
					Monthly
CMBX NA BB.7 Index	(5,340)	34,000	4,298	1/17/47	(500 bp) —	(1,071)
					Monthly
CMBX NA BB.7 Index	(2,348)	15,000	1,896	1/17/47	(500 bp) —	(465)
					Monthly
CMBX NA BBB–.7 Index	(11,671)	174,000	9,814	1/17/47	(300 bp) —	(1,944)
					Monthly
CMBX NA BBB–.7 Index	(3,385)	46,000	2,594	1/17/47	(300 bp) —	(813)
					Monthly
CMBX NA BBB–.7 Index	(3,385)	46,000	2,594	1/17/47	(300 bp) —	(813)
					Monthly
CMBX NA BBB–.7 Index	(4,910)	44,000	2,482	1/17/47	(300 bp) —	(2,450)
					Monthly

Dynamic Asset Allocation Conservative Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.7 Index	$(2,259)	$25,000	$1,410	1/17/47	(300 bp) —	$(862)
					Monthly
CMBX NA BBB–.7 Index	(2,409)	23,000	1,297	1/17/47	(300 bp) —	(1,124)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(37,992)	219,000	27,682	1/17/47	(500 bp) —	(10,493)
					Monthly
CMBX NA BB.9 Index	(15,641)	100,000	13,840	9/17/58	(500 bp) —	(1,884)
					Monthly
CMBX NA BBB–.7 Index	(2,376)	29,000	1,636	1/17/47	(300 bp) —	(755)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,030)	69,000	3,892	1/17/47	(300 bp) —	(3,173)
					Monthly
CMBX NA BB.7 Index	(28,758)	143,000	18,075	1/17/47	(500 bp) —	(10,802)
					Monthly
CMBX NA BB.7 Index	(23,139)	120,000	15,168	1/17/47	(500 bp) —	(8,071)
					Monthly
CMBX NA BB.7 Index	(14,531)	72,000	9,101	1/17/47	(500 bp) —	(5,490)
					Monthly
Upfront premium received	—		Unrealized appreciation			46,520
Upfront premium (paid)	(657,498)		Unrealized (depreciation)			(162,810)
Total	$(657,498)		Total			$(116,290)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	B+/P	$(1,182,534)	$16,457,000	$1,203,583	12/20/23	500 bp —	$27,906
Index						Quarterly
NA IG Series 31	BBB+/P	(1,253,585)	71,280,000	1,377,557	12/20/23	100 bp —	133,871
Index						Quarterly
Total		$(2,436,119)					$161,777

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2018. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

86 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	$1,655,082	$23,050,000	$1,685,762	12/20/23	(500 bp) —	$(40,283)
Index					Quarterly
Total	$1,655,082					$(40,283)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Conservative Fund 87

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$18,554,917	$—	$—
Capital goods	37,792,996	—	—
Communication services	12,316,846	—	—
Conglomerates	2,890,290	—	—
Consumer cyclicals	71,386,833	—	—
Consumer staples	38,221,768	—	—
Energy	26,194,860	—	11,200
Financials	88,971,507	—	—
Government	10,300	—	—
Health care	64,942,158	—	—
Technology	105,883,744	—	—
Transportation	9,320,870	—	—
Utilities and power	17,115,578	1,585	—
Total common stocks	493,602,667	1,585	11,200

Asset-backed securities	—	9,758,723	—
Commodity linked notes	—	4,509,466	—
Convertible bonds and notes	—	61,995	—
Convertible preferred stocks	—	108,594	—
Corporate bonds and notes	—	263,822,754	7
Foreign government and agency bonds and notes	—	9,222,316	—
Investment companies	123,265	—	—
Mortgage-backed securities	—	41,259,422	—
Preferred stocks	53,521	—	—
Purchased options outstanding	—	70,564	—
Senior loans	—	1,894,697	—
U.S. government and agency mortgage obligations	—	205,612,997	—
Warrants	72	—	—
Short-term investments	98,228,027	12,849,456	—
Totals by level	$592,007,552	$549,172,569	$11,207

88 Dynamic Asset Allocation Conservative Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$49,394	$—
Futures contracts	(3,920,837)	—	—
Written options outstanding	—	(31,669)	—
TBA sale commitments	—	(12,920,391)	—
Interest rate swap contracts	—	60,650	—
Total return swap contracts	—	123,241	—
Credit default contracts	—	713,376	—
Totals by level	$(3,920,837)	$(12,005,399)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 89

Statement of assets and liabilities 9/30/18

ASSETS
Investment in securities, at value, including $646,114 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $975,395,810)	$1,042,444,251
Affiliated issuers (identified cost $98,747,077) (Notes 1 and 5)	98,747,077
Cash	19,266
Foreign currency (cost $90,954) (Note 1)	89,917
Dividends, interest and other receivables	5,279,668
Receivable for shares of the fund sold	11,588,955
Receivable for investments sold	1,027,313
Receivable for sales of delayed delivery securities (Note 1)	10,942,076
Receivable for variation margin on futures contracts (Note 1)	464,923
Receivable for variation margin on centrally cleared swap contracts (Note 1)	7,319
Unrealized appreciation on forward currency contracts (Note 1)	844,235
Unrealized appreciation on OTC swap contracts (Note 1)	668,016
Premium paid on OTC swap contracts (Note 1)	657,498
Prepaid assets	43,219
Total assets	1,172,823,733

LIABILITIES
Payable for investments purchased	722,178
Payable for purchases of delayed delivery securities (Note 1)	28,794,697
Payable for shares of the fund repurchased	25,892,761
Payable for compensation of Manager (Note 2)	475,137
Payable for custodian fees (Note 2)	57,946
Payable for investor servicing fees (Note 2)	234,047
Payable for Trustee compensation and expenses (Note 2)	223,951
Payable for administrative services (Note 2)	4,398
Payable for distribution fees (Note 2)	436,359
Payable for variation margin on futures contracts (Note 1)	31,538
Payable for variation margin on centrally cleared swap contracts (Note 1)	17,472
Unrealized depreciation on OTC swap contracts (Note 1)	387,882
Premium received on OTC swap contracts (Note 1)	1,003,546
Unrealized depreciation on forward currency contracts (Note 1)	794,841
Written options outstanding, at value (premiums $33,679) (Note 1)	31,669
TBA sale commitments, at value (proceeds receivable $12,961,758) (Note 1)	12,920,391
Collateral on securities loaned, at value (Note 1)	659,050
Collateral on certain derivative contracts, at value (Notes 1 and 9)	140,000
Other accrued expenses	259,844
Total liabilities	73,087,707

Net assets	$1,099,736,026

(Continued on next page)

90 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$994,965,832
Total distributable earnings (Note 1)	104,770,194
Total — Representing net assets applicable to capital shares outstanding	$1,099,736,026

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($485,386,676 divided by 44,713,096 shares)	$10.86
Offering price per class A share (100/94.25 of $10.86)*	$11.52
Net asset value and offering price per class B share ($15,589,256 divided by 1,447,981 shares)**	$10.77
Net asset value and offering price per class C share ($117,638,656 divided by 10,980,679 shares)**	$10.71
Net asset value and redemption price per class M share ($7,940,332 divided by 740,034 shares)	$10.73
Offering price per class M share (100/96.50 of $10.73)*	$11.12
Net asset value, offering price and redemption price per class P share
($120,496,269 divided by 11,061,431 shares)	$10.89
Net asset value, offering price and redemption price per class R share
($10,407,114 divided by 932,046 shares)	$11.17
Net asset value, offering price and redemption price per class R5 share
($5,650,989 divided by 518,621 shares)	$10.90
Net asset value, offering price and redemption price per class R6 share
($106,430,308 divided by 9,762,700 shares)	$10.90
Net asset value, offering price and redemption price per class Y share
($230,196,426 divided by 21,123,706 shares)	$10.90

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 91

Statement of operations Year ended 9/30/18

INVESTMENT INCOME
Interest (net of foreign tax of $2,145) (including interest income of $2,154,661 from investments
in affiliated issuers) (Note 5)	$21,976,234
Dividends (net of foreign tax of $322,553)	10,909,000
Securities lending (net of expenses) (Notes 1 and 5)	23,837
Total investment income	32,909,071

EXPENSES
Compensation of Manager (Note 2)	5,842,858
Investor servicing fees (Note 2)	1,447,185
Custodian fees (Note 2)	107,912
Trustee compensation and expenses (Note 2)	50,797
Distribution fees (Note 2)	2,803,763
Administrative services (Note 2)	32,922
Other	566,079
Total expenses	10,851,516
Expense reduction (Note 2)	(9,409)
Net expenses	10,842,107

Net investment income	22,066,964

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	49,519,990
Foreign currency transactions (Note 1)	(14,568)
Forward currency contracts (Note 1)	(2,680,688)
Futures contracts (Note 1)	(18,052,732)
Swap contracts (Note 1)	1,003,186
Written options (Note 1)	358,686
Net increase from payments by affiliates (Note 2)	3,101
Total net realized gain	30,136,975
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(16,042,480)
Assets and liabilities in foreign currencies	(5,911)
Forward currency contracts	(159,562)
Futures contracts	(2,708,825)
Swap contracts	1,061,491
Written options	(23,209)
Total change in net unrealized depreciation	(17,878,496)

Net gain on investments	12,258,479

Net increase in net assets resulting from operations	$34,325,443

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/18	Year ended 9/30/17
Operations
Net investment income	$22,066,964	$18,550,947
Net realized gain on investments
and foreign currency transactions	30,136,975	15,137,351
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(17,878,496)	37,271,064
Net increase in net assets resulting from operations	34,325,443	70,959,362
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(8,785,799)	(7,776,401)
Class B	(183,747)	(170,422)
Class C	(1,367,213)	(1,130,620)
Class M	(106,944)	(130,718)
Class P	(2,309,946)	(1,658,733)
Class R	(162,475)	(156,156)
Class R5	(123,481)	(8,702)
Class R6	(2,546,846)	(1,880,808)
Class Y	(4,659,815)	(3,773,039)
Net realized short-term gain on investments
Class A	(676,001)	—
Class B	(26,062)	—
Class C	(192,699)	—
Class M	(11,116)	—
Class P	(144,272)	—
Class R	(15,918)	—
Class R5	(8,492)	—
Class R6	(158,258)	—
Class Y	(323,178)	—
From net realized long-term gain on investments
Class A	(2,704,005)	(2,688,295)
Class B	(104,249)	(114,269)
Class C	(770,796)	(704,891)
Class M	(44,464)	(94,080)
Class P	(577,088)	(412,004)
Class R	(63,671)	(61,311)
Class R5	(33,966)	(3,296)
Class R6	(633,034)	(502,358)
Class Y	(1,292,710)	(951,385)
Increase (decrease) from capital share transactions (Note 4)	(31,540,551)	57,054,205
Total increase (decrease) in net assets	(25,241,353)	105,796,079

NET ASSETS
Beginning of year	1,124,977,379	1,019,181,300
End of year (Note 1)	$1,099,736,026	$1,124,977,379

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 93

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2018	$10.79	.21	.13	.34	(.19)	(.08)	(.27)	$10.86	3.17	$485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	10.32	6.37	519,767	1.04[f]	1.44[f]	614
September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	10.46	1.58	463,857	1.02	1.41	559
September 30, 2014	10.35	.20	.77	.97	(.18)	—	(.18)	11.14	9.45	431,523	1.03	1.83	583
Class B
September 30, 2018	$10.71	.13	.12	.25	(.11)	(.08)	(.19)	$10.77	2.33	$15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	10.23	5.43	21,084	1.79[f]	.68[f]	614
September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	10.39	.94	20,513	1.77	.65	559
September 30, 2014	10.28	.12	.76	.88	(.10)	—	(.10)	11.06	8.58	23,367	1.78	1.08	583
Class C
September 30, 2018	$10.66	.13	.11	.24	(.11)	(.08)	(.19)	$10.71	2.25	$117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	10.19	5.47	129,657	1.79[f]	.68[f]	614
September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	10.35	.97	79,407	1.77	.66	559
September 30, 2014	10.25	.12	.75	.87	(.10)	—	(.10)	11.02	8.55	60,957	1.78	1.08	583
Class M
September 30, 2018	$10.67	.15	.13	.28	(.14)	(.08)	(.22)	$10.73	2.59	$7,940	1.49	1.44	166
September 30, 2017	10.20	.12	.52	.64	(.11)	(.06)	(.17)	10.67	6.34	9,561	1.51	1.14	327
September 30, 2016	10.35	.09	.48	.57	(.14)	(.58)	(.72)	10.20	5.83	16,801	1.54[f]	.93[f]	614
September 30, 2015	11.03	.10	.03	.13	(.14)	(.67)	(.81)	10.35	1.10	10,541	1.52	.91	559
September 30, 2014	10.26	.14	.76	.90	(.13)	—	(.13)	11.03	8.82	10,057	1.53	1.33	583
Class P
September 30, 2018	$10.83	.25	.13	.38	(.24)	(.08)	(.32)	$10.89	3.47	$120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
September 30, 2016†	10.35	.01	.01	.02	(.02)	—	(.02)	10.35	.18*	71,630	.05*	.14*	614
Class R
September 30, 2018	$11.09	.19	.14	.33	(.17)	(.08)	(.25)	$11.17	2.91	$10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	10.60	6.05	11,033	1.29[f]	1.16[f]	614
September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	10.73	1.38	5,256	1.27	1.16	559
September 30, 2014	10.60	.18	.78	.96	(.16)	—	(.16)	11.40	9.07	5,786	1.28	1.58	583

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 95

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
September 30, 2018	$10.83	.24	.14	.38	(.23)	(.08)	(.31)	$10.90	3.45	$5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327
September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	10.35	6.68	828	.73[f]	1.74[f]	614
September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	10.49	1.98	237.73		1.71	559
September 30, 2014	10.38	.24[e]	.76	1.00	(.22)	—	(.22)	11.16	9.68	316.74		2.20[e]	583
Class R6
September 30, 2018	$10.84	.25	.12	.37	(.23)	(.08)	(.31)	$10.90	3.40	$106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	10.35	6.64	71,314	.66[f]	1.78[f]	614
September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	10.50	2.04	16,011.66		1.80	559
September 30, 2014	10.38	.24	.77	1.01	(.22)	—	(.22)	11.17	9.80	3,256.67		2.21	583
Class Y
September 30, 2018	$10.83	.24	.13	.37	(.22)	(.08)	(.30)	$10.90	3.39	$230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327
September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	10.35	6.51	177,068	.79[f]	1.68[f]	614
September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	10.50	1.92	133,945.77		1.66	559
September 30, 2014	10.38	.23	.77	1.00	(.21)	—	(.21)	11.17	9.69	77,419.78		2.07	583

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 97

Notes to financial statements 9/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through September 30, 2018.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

98 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Conservative Fund 99

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

100 Dynamic Asset Allocation Conservative Fund

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate

Dynamic Asset Allocation Conservative Fund 101

swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty

102 Dynamic Asset Allocation Conservative Fund

risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

Dynamic Asset Allocation Conservative Fund 103

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $344,074 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $232,538 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $659,050 and the value of securities loaned amounted to $646,114.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts

104 Dynamic Asset Allocation Conservative Fund

and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $728,218 to decrease undistributed net investment income, $220 to increase paid-in capital and $727,998 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$97,929,847
Unrealized depreciation	(34,155,821)
Net unrealized appreciation	63,774,026
Undistributed ordinary income	13,968,498
Undistributed long-term gain	27,087,474
Cost for federal income tax purposes	$1,061,491,066

For the fiscal year ended September 30, 2017, the fund had undistributed net investment income of $12,362,651.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.522% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Dynamic Asset Allocation Conservative Fund 105

During the reporting period, Putnam Management reimbursed the fund $3,101 for certain trades in connection with a settlement with the SEC. The effect of the reimbursement by Putnam Management of such amount had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$755,445	Class R	16,896
Class B	27,103	Class R5	7,113
Class C	198,908	Class R6	60,183
Class M	12,605	Class Y	358,341
Class P	10,591	Total	$1,447,185

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,772 under the expense offset arrangements and by $3,637 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $811, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %)

106 Dynamic Asset Allocation Conservative Fund

of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,223,625
Class B	1.00%	1.00%	175,607
Class C	1.00%	1.00%	1,288,516
Class M	1.00%	0.75%	61,253
Class R	1.00%	0.50%	54,762
Total			$2,803,763

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $96,783 and $2,341 from the sale of class A and class M shares, respectively, and received $6,418 and $5,904 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $153 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,692,389,490	$1,710,230,230
U.S. government securities (Long-term)	—	—
Total	$1,692,389,490	$1,710,230,230

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	8,381,885	$90,360,389	8,586,465	$89,488,138
Shares issued in connection with
reinvestment of distributions	1,071,567	11,622,526	954,798	9,880,273
	9,453,452	101,982,915	9,541,263	99,368,411
Shares repurchased	(10,172,752)	(109,985,130)	(14,493,201)	(150,187,107)
Net decrease	(719,300)	$(8,002,215)	(4,951,938)	$(50,818,696)

Dynamic Asset Allocation Conservative Fund 107

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	72,100	$774,526	254,875	$2,613,721
Shares issued in connection with
reinvestment of distributions	26,577	286,558	25,534	261,019
	98,677	1,061,084	280,409	2,874,740
Shares repurchased	(443,467)	(4,749,924)	(547,866)	(5,654,408)
Net decrease	(344,790)	$(3,688,840)	(267,457)	$(2,779,668)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	2,841,505	$30,354,104	3,351,968	$34,516,163
Shares issued in connection with
reinvestment of distributions	204,087	2,190,244	166,248	1,694,035
	3,045,592	32,544,348	3,518,216	36,210,198
Shares repurchased	(4,554,054)	(48,357,108)	(3,755,408)	(38,569,410)
Net decrease	(1,508,462)	$(15,812,760)	(237,192)	$(2,359,212)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	106,072	$1,134,438	245,767	$2,506,211
Shares issued in connection with
reinvestment of distributions	14,680	157,553	21,797	221,531
	120,752	1,291,991	267,564	2,727,742
Shares repurchased	(276,627)	(2,974,020)	(1,019,002)	(10,404,644)
Net decrease	(155,875)	$(1,682,029)	(751,438)	$(7,676,902)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class P	Shares	Amount	Shares	Amount
Shares sold	4,124,321	$44,816,941	5,142,063	$53,859,429
Shares issued in connection with
reinvestment of distributions	278,862	3,031,306	198,958	2,070,737
	4,403,183	47,848,247	5,341,021	55,930,166
Shares repurchased	(2,804,283)	(30,425,390)	(2,798,537)	(29,192,187)
Net increase	1,598,900	$17,422,857	2,542,484	$26,737,979

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	218,004	$2,423,419	369,519	$3,959,926
Shares issued in connection with
reinvestment of distributions	18,319	204,431	16,956	180,326
	236,323	2,627,850	386,475	4,140,252
Shares repurchased	(404,603)	(4,510,736)	(327,238)	(3,526,401)
Net increase (decrease)	(168,280)	$(1,882,886)	59,237	$613,851

108 Dynamic Asset Allocation Conservative Fund

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	628,567	$6,826,695	14,461	$151,861
Shares issued in connection with
reinvestment of distributions	15,244	165,939	1,164	11,998
	643,811	6,992,634	15,625	163,859
Shares repurchased	(134,897)	(1,460,363)	(85,938)	(899,081)
Net increase (decrease)	508,914	$5,532,271	(70,313)	$(735,222)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,462,995	$37,622,911	5,767,036	$59,912,281
Shares issued in connection with
reinvestment of distributions	306,627	3,338,138	228,784	2,383,166
	3,769,622	40,961,049	5,995,820	62,295,447
Shares repurchased	(4,488,872)	(48,848,171)	(2,402,105)	(25,227,225)
Net increase (decrease)	(719,250)	$(7,887,122)	3,593,715	$37,068,222

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,043,072	$65,642,275	10,613,227	$110,665,497
Shares issued in connection with
reinvestment of distributions	530,852	5,777,305	416,960	4,342,050
	6,573,924	71,419,580	11,030,187	115,007,547
Shares repurchased	(8,011,766)	(86,959,407)	(5,577,003)	(58,003,694)
Net increase (decrease)	(1,437,842)	$(15,539,827)	5,453,184	$57,003,853

At the close of the reporting period, the Putnam RetirementReady Funds owned 10.0% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/17	cost	proceeds	income	of 9/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$8,012,325	$76,677,392	$84,030,667	$105,677	$659,050
Putnam Short Term
Investment Fund**	135,891,108	266,183,390	303,986,471	2,154,661	98,088,027
Total Short-term
investments	$143,903,433	$342,860,782	$388,017,138	$2,260,338	$98,747,077

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Dynamic Asset Allocation Conservative Fund 109

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$11,100,000
Written currency options (contract amount)	$8,400,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$214,300,000
Centrally cleared interest rate swap contracts (notional)	$240,400,000
OTC total return swap contracts (notional)	$86,300,000
OTC credit default contracts (notional)	$21,600,000
Centrally cleared credit default contracts (notional)	$110,200,000
Warrants (number of warrants)	700

110 Dynamic Asset Allocation Conservative Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$3,139,960*	Unrealized depreciation	$2,426,584*
Foreign exchange
contracts	Investments, Receivables	914,799	Payables	826,510
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,296,481*	Unrealized depreciation	2,226,930*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	282,052*	Unrealized depreciation	3,088,477*
Total		$5,633,292		$8,568,501

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,221,632	$1,221,632
Foreign exchange contracts	(243,275)	—	(2,680,688)	—	(2,923,963)
Equity contracts	—	(10,644,794)	—	(69,157)	(10,713,951)
Interest rate contracts	—	(7,407,938)	—	(149,289)	(7,557,227)
Total	$(243,275)	$(18,052,732)	$(2,680,688)	$1,003,186	$(19,973,509)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$81,178	$81,178
Foreign exchange
contracts	—	34,590	—	(159,562)	—	(124,972)
Equity contracts	(325)	—	(1,488,723)	—	1,020,877	(468,171)
Interest rate
contracts	—	—	(1,220,102)	—	(40,564)	(1,260,666)
Total	$(325)	$34,590	$(2,708,825)	$(159,562)	$1,061,491	$(1,772,631)

Dynamic Asset Allocation Conservative Fund 111

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 5,339	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,339
OTC Total return swap contracts*#	—	529	—	271,554	—	155	669	—	—	—	—	—	—	—	—	—	—	272,907
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	143	—	—	414	—	—	—	—	—	—	—	557
OTC Credit default contracts —
protection purchased*#	—	—	—	—	65,866	151,763	134,124	—	—	100,955	42,877	—	45,922	—	—	—	—	541,507
Centrally cleared credit default contracts§	—	—	1,980	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,980
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	464,923	—	—	—	—	—	464,923
Forward currency contracts#	46,207	55,961	—	99,305	—	43,279	214,925	69,071	82,401	—	—	—	—	39,656	111,372	78,694	3,364	844,235
Purchased options**#	—	—	—	—	—	—	70,564	—	—	—	—	—	—	—	—	—	—	70,564
Total Assets	$46,207	$56,490	$7,319	$370,859	$65,866	$195,197	$420,425	$69,071	$82,401	$101,369	$42,877	$464,923	$45,922	$39,656	$111,372	$78,694	$3,364	$2,202,012
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	13,519	—	—	—	—	—	—	—	—	—	—	—	—	—	—	13,519
OTC Total return swap contracts*#	—	2,153	—	146,278	—	—	529	—	—	706	—	—	—	—	—	—	—	149,666
OTC Credit default contracts —
protection sold*#	12,562	—	—	—	61,918	65,944	293,688	—	—	218,232	6,883	—	71,693	—	—	—	—	730,920
OTC Credit default contracts —
protection purchased*#	—	—	—	—	299	—	—	—	—	—	—	—	—	—	—	—	—	299
Centrally cleared credit default contracts§	—	—	3,953	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,953
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	31,538	—	—	—	—	—	31,538
Forward currency contracts#	79,382	67,217	—	54,879	—	63,441	85,483	47,868	146,282	—	—	—	—	87,068	65,064	63,969	34,188	794,841
Written options#	—	—	—	—	—	—	31,669	—	—	—	—	—	—	—	—	—	—	31,669
Total Liabilities	$91,944	$69,370	$17,472	$201,157	$62,217	$129,385	$411,369	$47,868	$146,282	$218,938	$6,883	$31,538	$71,693	$87,068	$65,064	$63,969	$34,188	$1,756,405
Total Financial and Derivative
Net Assets	$(45,737)	$(12,880)	$(10,153)	$169,702	$3,649	$65,812	$9,056	$21,203	$(63,881)	$(117,569)	$35,994	$433,385	$(25,771)	$(47,412)	$46,308	$14,725	$(30,824)	$445,607
Total collateral received (pledged)†##	$—	$(12,880)	$—	$80,000	$—	$60,000	$(39,904)	$—	$—	$(59,952)	$—	$—	$(21,993)	$—	$—	$—	$—
Net amount	$(45,737)	$—	$(10,153)	$89,702	$3,649	$5,812	$48,960	$21,203	$(63,881)	$(57,617)	$35,994	$433,385	$(3,778)	$(47,412)	$46,308	$14,725	$(30,824)

112 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 113

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$80,000	$—	$60,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$140,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(110,689)	$—	$—	$—	$—	$(39,904)	$—	$—	$(176,426)	$—	$—	$(21,993)	$—	$—	$—	$—	$(349,012)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $10,182,017 and $1,436,496, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

114 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 115

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $29,873,764 as a capital gain dividend with respect to the taxable year ended September 30, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 30.69% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 44.68%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $15,316,345 of distributions paid as qualifying to be taxed as interest-related dividends, and $1,521,552 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

116 Dynamic Asset Allocation Conservative Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Dynamic Asset Allocation Conservative Fund 117

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

118 Dynamic Asset Allocation Conservative Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Asset Allocation Conservative Fund 119

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Emerging Markets Income Fund
Research Fund	Floating Rate Income Fund
Global Income Trust
Global Sector	Government Money Market Fund*
Global Consumer Fund	High Yield Fund
Global Financials Fund	Income Fund
Global Health Care Fund	Money Market Fund†
Global Industrials Fund	Mortgage Securities Fund
Global Natural Resources Fund	Short Duration Bond Fund
Global Sector Fund	Short Duration Income Fund
Global Technology Fund
Global Telecommunications Fund	Tax-free Income
Global Utilities Fund	AMT-Free Municipal Fund
Intermediate-Term Municipal Income Fund
Growth	Short-Term Municipal Income Fund
Growth Opportunities Fund	Tax Exempt Income Fund
International Growth Fund	Tax-Free High Yield Fund
Small Cap Growth Fund
Sustainable Future Fund	State tax-free income funds‡:
Sustainable Leaders Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

120 Dynamic Asset Allocation Conservative Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Conservative Fund 121

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

122 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Compliance Officer
PricewaterhouseCoopers LLP

Dynamic Asset Allocation Conservative Fund 123

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

124 Dynamic Asset Allocation Conservative Fund

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2018	$160,527	$2,554*	$30,008	$1,542
September 30, 2017	$170,042	$ —	$32,438	$ —

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission.

For the fiscal years ended September 30, 2018 and September 30, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $558,504 and $414,968 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2018	$ —	$524,401	$ —	$ —

September 30, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2018